UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. _____)

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a‑12

Catheter Precision, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

1670 Highway 160 West Suite 205

Fort Mill, SC 29708

(973) 691-2000

To our Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Catheter Precision, Inc., to be held on July 3, 2024 at 9:00 a.m. Pacific time, or at any adjournment or postponement thereof. The Annual Meeting will be a virtual meeting of stockholders. You are invited to attend and vote your shares at the Annual Meeting live via internet webcast so long as you register to attend the Annual Meeting at www.viewproxy.com/VTAK/2024 by 5:00 p.m. Pacific time on July 2, 2024 (the “Registration Deadline”). Questions will need to be submitted prior to the Annual Meeting. To submit questions, please visit www.viewproxy.com/VTAK/2024. You will not be able to attend the Annual Meeting in person. At this year’s Annual Meeting, our stockholders will be asked to:

•	elect two Class III directors;

•

approve an amendment to our Amended and Restated Certificate of Incorporation to reduce our authorized capital stock from 310 million shares to 31 million shares, with authorized common stock being reduced from 300 million shares to 30 million shares, and authorized preferred stock being reduced from 10 million shares to one million shares;

•

approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our Common Stock that is issued and outstanding or held in treasury at a stock split ratio of between 1-for 5 and 1-for-15, inclusive, which ratio will be selected at the sole discretion of our Board of Directors or a duly authorized committee thereof at any whole number in the above range (the “Reverse Stock Split”), with cash paid for any fractional shares that would otherwise be issued as a result of the Reverse Stock Split; provided, that the Board may abandon the Reverse Stock Split in its sole discretion;

•	approve an additional two million shares of common stock for issuance pursuant to our 2023 Equity Incentive Plan;

•	hold a nonbinding vote on executive compensation;

•	hold a nonbinding vote regarding the frequency of voting on executive compensation;

•	ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024; and

•	transact such other business that may properly come before the Annual Meeting.

Details regarding how to attend the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying notice of Annual Meeting of stockholders and proxy statement.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting, and we hope you will vote as soon as possible. You may vote by proxy via the Internet, by telephone, or by mail, according to the instructions on the enclosed proxy card or voting instruction card. Voting over the Internet or by telephone, by written proxy or voting instruction card will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

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Thank you for your ongoing support of, and continued interest in, Catheter Precision, Inc.

Sincerely,

David A. Jenkins

Executive Chairman of the Board

Fort Mill, SC

________, 2024

The date of this proxy statement is _______, 2024, and it is being mailed to stockholders on or about that same date.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on July 3, 2024. Our Proxy Statement and Annual Report to Stockholders, and the Notice of the Meeting, are available at www.viewproxy.com/VTAK/2024.

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CATHETER PRECISION, INC.

1670 Highway 160 West Suite 205

Fort Mill, SC 29708

(973) 691-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	9:00 a.m. Pacific time, on Wednesday, July 3, 2024, or any adjournment or postponement thereof.

Webcast Address	__________________.

Items of Business	(1)	To elect two Class III directors;

(2)

To approve an amendment to our Amended and Restated Certificate of Incorporation to reduce our authorized capital stock from 310 million shares to 31 million shares, with authorized common stock being reduced from 300 million shares to 30 million shares, and authorized preferred stock being reduced from 10 million shares to one million shares;

(3)

To approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our Common Stock that is issued and outstanding or held in treasury at a stock split ratio of between 1-for-5 and 1-for-15, inclusive, which ratio will be selected at the sole discretion of our Board of Directors or a duly authorized committee thereof at any whole number in the above range (the “Reverse Stock Split”), with cash paid for any fractional shares that would otherwise be issued as a result of the Reverse Stock Split; provided, that the Board may abandon the Reverse Stock Split in its sole discretion;

	(4)	To approve an additional two million shares of common stock for issuance pursuant to our 2023 Equity Incentive Plan;

	(5)	To hold a nonbinding vote on executive compensation;

	(6)	To hold a nonbinding vote regarding the frequency of voting on executive compensation;

	(7)	To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024; and

	(8)	To transact such other business that may properly come before the Annual Meeting.

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	May 10, 2024. Only stockholders of record of our common stock as of the close of business on Wednesday, May 10, 2024, are entitled to notice of and to vote at the Annual Meeting.

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Meeting Admission

You are invited to attend the Annual Meeting live via webcast if you are a stockholder of record or a beneficial owner of shares of our common stock, in each case, as of May 10, 2024. Prior registration to attend the Annual Meeting at www.viewproxy.com/VTAK/2024 is required by 5:00 p.m. Pacific time on July 2, 2024. Instructions regarding how to connect and participate live via the Internet, including how to demonstrate proof of stock ownership, are posted at www.viewproxy.com/VTAK/2024.

Voting

Your vote is very important. You may vote by proxy via the Internet, by telephone, or by mail, according to the instructions on the enclosed proxy card or voting instruction card. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 1 of the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Wednesday, July 3, 2024. The 2024 Proxy Statement and 2023 Annual Report to security holders are available at www.viewproxy.com/VTAK/2024 and are available from the SEC on its website at www.sec.gov.

By order of the Board of Directors

David A. Jenkins
Executive Chairman of the Board
Fort Mill, SC _______, 2024

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Page(s)

QUESTIONS AND ANSWERS ABOUT US, THE PROXY MATERIALS AND THE ANNUAL MEETING	1
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	12
Composition of the Board	12
Information about the Board of Directors	12
Director Independence	14
Board Leadership Structure	15
Role of Board in Risk Oversight Process	16
Board Meetings and Committees	16
Considerations in Evaluating Director Nominees	19
Stockholder Recommendations for Nominations to Our Board of Directors	20
Communications with the Board of Directors	21
Corporate Governance Principles and Code of Ethics and Conduct	22
Director Compensation	22
PROPOSAL NO. 1 – ELECTION OF DIRECTORS	24
PROPOSAL NO. 2 – APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECREASE OUR AUTHORIZED CAPITAL STOCK	25
PROPOSAL NO. 3 – APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT	28
PROPOSAL NO. 4 – APPROVE TWO MILLION ADDITIONAL SHARES OF COMMON STOCK FOR ISSUANCE PURSUANT TO THE CATHETER PRECISION, INC. 2023 EQUITY INCENTIVE PLAN	38
PROPOSAL NO. 5 – NONBINDING VOTE ON EXECUTIVE COMPENSATION	48
PROPOSAL NO. 6 – NONBINDING VOTE REGARDING THE FREQUENCY OF VOTING ON EXECUTIVE COMPENSATION	49
PROPOSAL NO. 7 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	50
REPORT OF THE AUDIT COMMITTEE	53
EXECUTIVE OFFICERS	55
EXECUTIVE COMPENSATION	56
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	62
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	66
OTHER MATTERS	68
Delinquent Section 16(a) Reports	68
Fiscal Year 2023 Annual Report	68
Company Website	68
Availability of Bylaws	68
PROPOSALS OF STOCKHOLDERS FOR 2025 ANNUAL MEETING	69

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CATHETER PRECISION, INC.

1670 Highway 160 West Suite 205

Fort Mill, SC 29708

PROXY STATEMENT

For the 2024 Annual Meeting of Stockholders

To be held on July 3, 2024

The information provided in the “Questions and Answers” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read the entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT US, THE PROXY MATERIALS AND THE ANNUAL MEETING

How did Ra Medical Systems, Inc. become Catheter Precision, Inc.?

On January 9, 2023, the Company merged with Catheter Precision, Inc., or “Old Catheter,” a privately-held Delaware corporation (the “Merger”), and the business of Old Catheter became a wholly owned subsidiary of the Company, which today is our only operating subsidiary.   Following the Merger, we discontinued the Company’s legacy lines of business and shifted the focus of our operations to Old Catheter’s product lines. Accordingly, our current activities primarily relate to Old Catheter’s historical business, which comprises the design, manufacture and sale of new and innovative medical technologies focused in the field of cardiac electrophysiology, or “EP.”  As a result, the Company, known at that time as Ra Medical Systems, Inc., changed its name to Catheter Precision, Inc. in August 2023.

Where can I access the proxy materials?

Pursuant to the rules of the U.S. Securities and Exchange Commission, we have provided access to our proxy materials over the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) has been sent to our stockholders of record and beneficial owners as of the record date, May 10, 2024. Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found in the Internet Notice.

By accessing the proxy materials on the Internet or choosing to receive your future proxy materials by email, you will save us the cost of printing and mailing documents to you and will reduce the impact of the Annual Meeting on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a form of proxy. Your election to receive proxy materials by mail or email will remain in effect until you notify us that you are terminating your request.

Stockholders are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement. Copies of the Notice of Internet Availability of Proxy Materials, and if you requested paper copies, of this proxy statement, the accompanying materials and our 2023 annual report, are being mailed on or about ______, 2024 to stockholders of record and beneficial owners as of May 10, 2024. A copy of our proxy statement and our 2023 annual report are posted on www.viewproxy.com/VTAK/2024, and are also available from the SEC on its website at www.sec.gov.

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What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card, or if available, voting by telephone or over the Internet. We have designated David Jenkins and Margrit Thomassen, or either of them, to serve as proxies for the Annual Meeting.

What am I voting on?

You are being asked to vote on six proposals:

•	To elect two Class III directors;

•

To approve an amendment to our Amended and Restated Certificate of Incorporation to reduce our authorized capital stock from 310 million shares to 31 million shares, with authorized common stock being reduced from 300 million shares to 30 million shares, and authorized preferred stock being reduced from 10 million shares to one million shares;

•

To approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our Common Stock that is issued and outstanding or held in treasury at a stock split ratio of between 1-for-5 and 1-for-15, inclusive, which ratio will be selected at the sole discretion of our Board of Directors or a duly authorized committee thereof at any whole number in the above range (the “Reverse Stock Split”), with cash paid for any fractional shares that would otherwise be issued as a result of the Reverse Stock Split; provided, that the Board may abandon the Reverse Stock Split in its sole discretion;

•	To approve an additional two million shares of common stock for issuance pursuant to our 2023 Equity Incentive Plan;

•	To hold a nonbinding vote on executive compensation;

•	To hold a nonbinding vote regarding the frequency of voting on executive compensation; and

•	To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.

We will also transact any other business that properly comes before the Annual Meeting.

What if other matters are properly brought before the Annual Meeting?

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment. If for any reason a director nominee is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate as may be nominated by our board of directors.

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How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

•	“FOR” the election of the two Class III directors nominated by our board of directors and named in this proxy statement;

•	“FOR” the amendment of our Amended and Restated Certificate of Incorporation to reduce our authorized capital stock;

•	“FOR” the amendment of our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split;

•	“FOR” approval of an additional two million shares of common stock for issuance pursuant to our 2023 Equity Incentive Plan;

•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed under “Executive Compensation,” as disclosed in the compensation tables and the related narrative disclosure;

•	“FOR” the option of “Once Every Three Years” as the frequency with which stockholders are provided an advisory vote on executive compensation; and

•	“FOR” the ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.

Who may vote at the Annual Meeting?

Only stockholders of record as of the close of business on May 10, 2024, the record date for the Annual Meeting, or the record date, are entitled to vote at the Annual Meeting. As of the record date, there were __________ shares of our common stock issued and outstanding, held by ____ holders of record. We do not have cumulative voting rights for the election of directors.

You are invited to attend and vote your shares at the Annual Meeting live via webcast so long as you register to attend the Annual Meeting at www.viewproxy.com/VTAK/2024 by 5:00 p.m. Pacific time on July 2, 2024 (the “Registration Deadline”). You will be asked to provide the control number located inside the shaded gray box on your proxy card (the “Control Number”) as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

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Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date for the Annual Meeting, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live via the internet at the Annual Meeting. You may also vote on the internet, by mail, or by telephone as described below under the heading “How can I vote my shares?” and on your proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If, at the close of business on the record date for the Annual Meeting, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides. You are also invited to attend the Annual Meeting live via webcast, and you must pre-register at www.viewproxy.com/VTAK/2024. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a valid proxy from your broker, bank or other nominee.

How can I vote my shares?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in one of the following ways:

•	You may vote during the Annual Meeting live via the internet. If you plan to attend the Annual Meeting live via webcast, you may vote by following the instructions posted at www.viewproxy.com/VTAK/2024. To be admitted to the Annual Meeting and vote your shares, you must register by the Registration Deadline and provide the Control Number as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

•	You may vote by mail. Complete, sign and date the proxy card that accompanies this proxy statement and return it promptly in the postage-prepaid envelope provided (if you received printed proxy materials). Your completed, signed and dated proxy card must be received prior to the Annual Meeting.

•	You may vote by telephone. To vote over the telephone, dial toll-free [1-866-402-3905] and follow the recorded instructions. You will be asked to provide the control number from your proxy card. Telephone voting is available 24 hours a day, 7 days a week, until 8:59 p.m. Pacific time, on July 2, 2024.

•	You may vote via the Internet. To vote via the Internet, go to www.fcrvote.com/VTAK to complete an electronic proxy card (have your proxy card in hand when you visit the website). You will be asked to provide the control number from your proxy card. Internet voting is available 24 hours a day, 7 days a week, until 8:59 p.m. Pacific time, on July 2, 2024.

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Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card, or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares live via the internet at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:

•	entering a new vote by Internet or telephone (until the applicable deadline for each method as set forth above);

•	returning a later-dated proxy card (which automatically revokes the earlier proxy);

•	providing a written notice of revocation to our corporate secretary at Catheter Precision, Inc., 1670 Highway 160 West Suite 205, Fort Mill, SC 29708, Attention: Corporate Secretary; or

•	attending the Annual Meeting and voting live via the internet. Attendance at the Annual Meeting live via the internet will not cause your previously granted proxy to be revoked unless you specifically so request.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy, David Jenkins, our Executive Chairman of the Board and Chief Executive Officer, and Margrit Thomassen, our Interim Chief Financial Officer, or either of them, have been designated as proxies for the Annual Meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above and, if any other matters are properly brought before the Annual Meeting, the shares will be voted in accordance with the proxies’ judgment.

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What shares can I vote?

Each share of our common stock issued and outstanding as of the close of business on May 10, 2024, the record date for the Annual Meeting, is entitled to vote on all items being considered at the Annual Meeting. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the record date, we had _________ shares of common stock issued and outstanding.

How many votes do I have?

On each matter to be voted upon at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date.

What is the quorum requirement for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented at the Annual Meeting for the meeting to be properly held under our Bylaws and Delaware law. Holders of one-third of the voting power of our issued and outstanding common stock and entitled to vote at the Annual Meeting must be present in person or represented by proxy to hold and transact business at the Annual Meeting. On the record date, there were _______ shares outstanding and entitled to vote. Thus, the holders of at least _______ shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Abstentions, “WITHHOLD” votes, and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairman of the meeting or the holders of a majority of the voting power present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting may adjourn the meeting to another date.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine” and there is at least one “routine” matter to be voted upon at the meeting. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker votes shares on the “routine” matters, but does not vote shares on the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

What matters are considered “routine” and “non-routine”?

Proposal Nos. 1, 2, and 4-6 are considered “non-routine,” while Proposals No. 3 and 7 are considered “routine.”

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What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum but will not count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and casting votes affirmatively or negatively on the subject matter (e.g., Proposal Nos. 2, 3, 4, 5 and 7).  With respect to Proposal No. 1 (election of directors), directors will be elected by a plurality vote, and stockholders will only be able to vote For or Withhold with respect to each director.  With respect to Proposal No. 6 (the nonbinding vote on the frequency of voting on executive compensation), the frequency will be determined by plurality vote, and stockholders will only be able to vote for “Once Every Year,” “Once Every Two Years,” or “Once Every Three Years.”  As a result, there will be no abstentions with respect to Proposal Nos. 1 and 6; however, if a signed proxy is returned without a choice of For or Withhold with respect to either or both nominees for director, or without a choice as to the frequency of the nonbinding vote on executive compensation, the proxies intend to vote For the nominees for director and for “Once Every Three Years.”  Broker non-votes will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining the number of votes cast on any Proposal.  As a result, broker non-votes will be disregarded with respect to all Proposals and will have no impact on their outcome.

What is the voting requirement to approve each of the proposals?

Proposal No. 1: Election of two nominees for director named in this proxy statement.

The election of Class III directors requires a plurality of the voting power of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the two (2) nominees for Class III director receiving the highest number of “FOR” votes will be elected as Class III directors.   You may vote (i) “FOR” each nominee, or (ii) “WITHHOLD” your vote as to any nominee. Any shares not voted “FOR” a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Because the outcome of this proposal will be determined by a plurality vote, shares voted “WITHHOLD” will have no impact on the outcome of this proposal.  Similarly, broker non-votes will have no impact on the outcome of this proposal.

Proposal No. 2: Amendment of our Amended and Restated Certificate of Incorporation to reduce our authorized capital stock.

The amendment of our Amended and Restated Certificate of Incorporation to reduce our authorized capital stock requires the affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the annual meeting and casting votes affirmatively or negatively thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Because they are not votes cast affirmatively or negatively, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposal.

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Proposal No. 3: Amendment of our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split.

The amendment of our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split requires the affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the annual meeting and casting votes affirmatively or negatively thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Because they are not votes cast affirmatively or negatively, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposal.

Proposal No. 4: Approval of an Additional Two million Shares of Common Stock for Issuance Pursuant to the 2023 Equity Incentive Plan

The approval of an additional two million shares of common stock for issuance pursuant to the 2023 Equity Incentive Plan requires the affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the annual meeting and casting votes affirmatively or negatively thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Because they are not votes cast affirmatively or negatively, abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 5: A Nonbinding Vote on Executive Compensation

The approval of the nonbinding shareholder resolution on executive compensation requires the affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the annual meeting and casting votes affirmatively or negatively thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Because they are not votes cast affirmatively or negatively, abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 6: Nonbinding Vote Regarding the Frequency of Voting on Executive Compensation.

The affirmative vote of a plurality of shares present in person or represented by proxy and entitled to vote at the meeting is required to approve the nonbinding shareholder resolution on whether an advisory vote on executive compensation should be held every one, two or three years, meaning that the option that receives the highest number of favorable votes will be considered to represent the non-binding preference of stockholders for the frequency of future advisory votes on executive compensation.  Abstentions and Broker non-votes will have no effect on this proposal and will be disregarded.

Proposal No. 7:  Ratification of the Independent Registered Public Accounting Firm

The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and casting votes affirmatively or negatively thereon is required for approval of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ended December 31, 2024.  You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Because they are not votes cast affirmatively or negatively, abstentions and broker non-votes will not affect the outcome of voting on this proposal.

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Who will count the votes?

A representative of Alliance Advisors, LLC. will tabulate the votes and act as inspector of elections.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	“FOR” the election of the two Class III directors nominated by our board of directors and named in this proxy statement;

•	“FOR” the amendment of our Amended and Restated Certificate of Incorporation to reduce our authorized capital stock;

•	“FOR” the amendment of our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split;

•	“FOR” approval of an additional two million shares of common stock for issuance pursuant to our 2023 Equity Incentive Plan;

•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed under “Executive Compensation,” as disclosed in the compensation tables and the related narrative disclosure;

•	“FOR” the option of “Once Every Three Years” as the frequency with which stockholders are provided an advisory vote on executive compensation; and

•	“FOR” the ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024; and

•	In addition, if any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will not have discretion to vote your shares on Proposal Nos. 1-6.

How can I contact Catheter Precision’s transfer agent?

You may contact our transfer agent by writing Equiniti Trust Company, LLC, [6201 15th Avenue, Brooklyn, New York 11219]. You may also contact our transfer agent via email at ________ or by telephone at[ (800) 937-5449].

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How can I attend the Annual Meeting?

We will host the Annual Meeting live via internet webcast. You will not be able to attend the Annual Meeting in person. Prior registration to attend the Annual Meeting at www.viewproxy.com/VTAK/2024 is required by 5:00 p.m. Pacific time on July 2, 2024. A summary of the information you need in order to attend the Annual Meeting online is provided below:

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Any stockholder may listen to the Annual Meeting and participate live via the internet at www.viewproxy.com/VTAK/2024. To be admitted to the Annual Meeting’s live internet webcast, you must register at www.viewproxy.com/VTAK/2024 by the Registration Deadline as described in the proxy card. The live internet webcast will begin on July 3, 2024 at 9:00 a.m., Pacific time.

•

If a stockholder wishes to ask a question to directors and/or members of management in attendance at the Annual Meeting, please note that such questions must be submitted in advance of the Annual Meeting. To submit a question, mark the box on the proxy card when registering to attend the meeting and submit your written question or submit a question at www.viewproxy.com/VTAK/2024 after logging in with your Control Number.

•	Stockholders may vote during the Annual Meeting live via the internet.

•	A stockholder must register to attend the Annual Meeting prior to the Registration Deadline, and after doing so, you will be sent a link in an email to join the meeting.

•	Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at www.viewproxy.com/VTAK/2024.

•	A copy of the Company’s record stockholder list as of the record date will be available prior to the meeting at the Company’s principal offices, 1670 Highway 160 West Suite 205, Fort Mill, SC 29708, during regular business hours, and during the meeting at www.viewproxy.com/VTAK/2024.

Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the record date, follow the instructions regarding how to demonstrate proof of stock ownership posted at www.viewproxy.com/VTAK/2024.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the record date, you may not vote your shares live via internet at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the Annual Meeting even if you do not have a legal proxy. Instructions regarding how to demonstrate proof of stock ownership, are posted at www.viewproxy.com/VTAK/2024.

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How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four (4) business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

I share an address with another stockholder, and we received only one printed copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will undertake to deliver promptly a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

Catheter Precision, Inc.

Attention: Corporate Secretary

1670 Highway 160 West Suite 205

Fort Mill, SC 29708

(973) 691-2000

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Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available from our corporate secretary for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., Eastern time, at our corporate headquarters located at 1670 Highway 160 West Suite 205, Fort Mill, SC 29708, and during the meeting at www.viewproxy.com/VTAK/2024.

When are stockholder proposals due for next year’s Annual Meeting?

Please see the section entitled “Proposals of Stockholders for 2025 Annual Meeting” in this proxy statement for more information regarding the deadlines for the submission of stockholder proposals for our 2025 annual meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our business and affairs are managed under the direction of our Board of Directors, or the Board, which currently consists of four members, three of which are “independent” under NYSE American listing standards. Our Bylaws provide that the number of directors will be fixed from time to time by resolution of the Board. All directors hold office until their successors have been elected and qualified or until their earlier death, resignation, disqualification or removal. We have divided the terms of office of the directors into three classes with staggered three-year terms: Class I, whose term expires at the 2025 Annual Meeting of Stockholders; Class II, whose term expires at the 2026 Annual Meeting of Stockholders; and Class III, whose term expires at the 2024 Annual Meeting of Stockholders.

Information about the Board of Directors

The following table sets forth the names, ages as of May 10, 2024, and certain other information regarding each member of the Board who will be serving following the Annual Meeting, and for each nominee to the Board. The following information has been furnished to us by the directors.

Name	Class	Age	Position	Director Since	Current Term Expires
David A. Jenkins	II	66	Executive Chairman of the Board of Directors and Chief Executive Officer	2023	2026
Martin Colombatto	I	66	Director	2017	2025
John P. Francis	III	58	Director	2024	2024
James Caruso	III	63	Director	2023	2024

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Director Nominees

James Caruso has held senior level financial positions in both public and private companies for more than 40 years, including serving as Chief Financial Officer at several publicly traded and privately held medical device companies. He has managed all financial aspects of businesses and is proficient in SEC reporting and compliance requirements. Mr. Caruso also has extensive operational experience and has led post-acquisition business integration activities on several occasions. Mr. Caruso served as Chief Financial Officer of Catheter Precision from 2010 through 2016. Mr. Caruso also served as Chief Financial Officer of EP MedSystems, Inc. (NASDAQ:EPMD), a company focused on cardiac electrophysiology that was acquired by St Jude Medical in 2008; Hi-Tronics Designs, Inc., a privately held medical device design and manufacturing company that was acquired by Advanced Neuromodulation Systems, Inc. in 2001; and Micron Products, Inc., a publicly traded medical device manufacturing company that was acquired by Arrhythmia Research Technology in 1991. Mr. Caruso spent five years in the audit practice at Deloitte (formerly Deloitte & Touche). Mr. Caruso received his Bachelor of Science in Business Administration from Rutgers University and an MBA from Fordham University and is a Certified Public Accountant. We believe that Mr. Caruso is qualified to serve as a director because of his senior level financial experience with public and private companies.

John P. Francis has served as Managing Member of Francis Capital Management, LLC, an investment management firm specializing in small capitalization equities, since 2000. Mr. Francis has more than 20 years of experience in investment management, finance and accounting. Mr. Francis has extensive experience investing in small cap medical device companies.  Mr. Francis earned his bachelor's degree in economics from UCLA and MBA from the UCLA Anderson School of Management. Mr. Francis' qualifications to serve as a director include his financial, business and accounting experience.  Mr. Francis is a Chartered Financial Analyst and a Certified Public Accountant (inactive).

Continuing Directors

David A. Jenkins became Executive Chairman of the Board in January 2023.  He became Interim Chief Executive Officer in April 2023 and was named Chief Executive Officer in January 2024.  He has spent most of his career as an entrepreneur in the medical device industry, and has established numerous companies including Old Catheter, where he served as the CEO and as Chairman of Old Catheter’s Board. He has been Chairman of the Board of Old Catheter since Catheter’s inception in 2006 and has served as CEO of Old Catheter since December 2020. His prior experience includes having served as Chairman and CEO of Arrhythmia Research and overseeing the introduction to the market of Cardiolab, the first dual monitor, 32 channel electrophysiology recording system. This technology was later acquired by General Electric and continues to be sold into the marketplace today. Another of Mr. Jenkins’ companies, EP MedSystems, Inc., was sold to St. Jude Medical, Inc., now part of Abbott, for approximately $93 million in 2008. Mr. Jenkins also founded and served as the CEO of Transneuronix, Inc., a maker of implantable stimulators for the treatment of weight loss, which was later sold to Medtronic for $267 million in 2005. Mr. Jenkins holds a degree in accounting from the University of Kansas, and a master’s degree in business from the University of Texas, Austin. He began his career in public accounting with Coopers and Lybrand. We believe that Mr. Jenkins is qualified to serve as a director because of his extensive experience in the medical device industry.

Martin Colombatto has served as a director of the Company since January 2017. Mr. Colombatto has served as a Venture and Industry Partner of Seven Peaks Ventures LLP, a venture capital fund based in Bend, OR, since January 2016. From December 2013 to August 2014, Mr. Colombatto served as a director of PLX Technology, Inc., a technology company. Mr. Colombatto has also served as the Chief Executive Officer and President of Staccato Communications, Inc., an Ultra-Wideband semiconductor company, from January 2006 to March 2009 and as Executive Chairman of Staccato Communications, Inc., from January 2006 to September 2010. Prior to joining Staccato, Mr. Colombatto served as Vice President and General Manager of the Networking Business unit of Broadcom Corp., a broadband communication semiconductor company, from July 1996 to July 2002. Mr. Colombatto was also previously employed by LSI Logic, an application specific semiconductor company, from August 1987 to July 1996. Mr. Colombatto also previously held engineering positions at Reliance Electric, a production automation and control company, from August 1985 to June 1987 and Texas Instruments, an electronics company, from June 1982 to April 1985. Mr. Colombatto holds a Bachelor of Science degree in Electronic Engineering Technology from California State Polytechnic University, Pomona. We believe that Mr. Colombatto is qualified to serve as a member of our board of directors due to his extensive management experience and familiarity with our business and strategy.

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Director Independence

Our common stock is listed on the NYSE American. Under the rules of the NYSE American, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the completion of such company’s initial public offering. In addition, the rules of the NYSE American require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the rules of the NYSE American, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3 and under the rules of NYSE American, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries or controlling persons.

Our board of directors undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Specifically, our board of directors has considered whether Mr. Francis’s association with Catalysis Partners, one of our stockholders, and previously a stockholder of Old Catheter, the predecessor to our subsidiary, Catheter Precision, LLC, created a conflict of interest based on Catalysis Partners’ ownership of shares in the Company or Old Catheter, and determined that no actual conflict exists and that our board of directors will take appropriate measures if an actual conflict does arise in the future. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, which included that Mr. Francis’ spouse was a director of the Company until December 28, 2023, and Mr. Caruso’s prior service as Chief Financial Officer and consultant to Old Catheter, our board of directors has determined that each of Martin Colombatto, John P. Francis and James Caruso, representing three of our four directors, is “independent” as that term is defined under the rules of the NYSE American.

Our board of directors also determined that James Caruso (Chairperson) and John P. Francis, who currently comprise our audit committee, Martin Colombatto (Chairperson) and James Caruso, who currently comprise our compensation committee, and John P. Francis (Chairperson) and Martin Colombatto, who currently comprise our nominating and corporate governance committee, satisfy the independence standards for those committees established by applicable Securities and Exchange Commission, or SEC, rules and the listing standards of the NYSE American.

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In making these determinations, our board of directors considered the relationships that each non-employee director has with us, including those described above, and all other facts and circumstances our board of directors deemed relevant in determining their independence, including consulting relationships, family relationships and the beneficial ownership of our capital stock by each non-employee director.

There are currently no family relationships among any of our directors or executive officers.

Board Leadership Structure

As described below, Mr. Jenkins, the prior Chief Executive Officer of Old Catheter, the predecessor to our subsidiary, Catheter Precision, LLC, with substantial executive leadership experience, currently serves as our Executive Chairman of the board of directors and as our Chief Executive Officer.

Executive Chairman of the Board

Our corporate governance principles provide that the board will fill the chairman position based upon the board’s view of what is in our best interests at any point in time. Our board of directors believes that Mr. Jenkins’ service as executive chairman is in the best interests of Catheter Precision and its stockholders. As Mr. Jenkins is not an independent director, the board will consider whether to choose an independent director to serve as lead independent director. Due to the small size of the Board, with only four members, the Board has determined that its leadership structure, specifically having an Executive Chairman of the Board without a lead independent director, is appropriate for our company at this time because, in the judgment of the board of directors, Mr. Jenkins’ experience makes him best-suited to lead the Board, while the three independent directors are each well positioned to express to management the views of the independent members of the board of directors, to coordinate the activities of the board committees in accordance with their governing charters, and to provide constructive feedback to the Executive Chairman regarding management’s performance.  Mr. Jenkins was originally appointed as Executive Chairman pursuant to the agreement and plan of merger between the Company and Old Catheter dated January 9, 2023.

Given his tenure with and previous status with Old Catheter, our board of directors believes Mr. Jenkins possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing Catheter Precision today, as it pursues development of Old Catheter’s products, and we believe he is best positioned, in consultation with the other directors, to develop agendas that ensure that the board’s time and attention are focused on the most critical matters. Following Will McGuire’s resignation as an officer and director of the Company effective April 28, 2023, Mr. Jenkins served as interim Chief Executive Officer until he was appointed as permanent Chief Executive Officer in January 2024, based on the recommendation of a Search Committee of the Board that consisted of independent directors Martin Colombatto and Suzanne Meline, prior to her departure from the Board in December 2023.  In addition, as discussed below, our board of directors typically holds executive sessions consisting only of non-employee directors in conjunction with each regular quarterly meeting of the board, and the directors and Mr. Jenkins discuss board feedback to management following these executive sessions.

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Role of Board in Risk Oversight Process

One of the key functions of our board of directors is oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure. Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. Our audit committee also monitors compliance with legal and regulatory requirements and reviews related party transactions, in addition to oversight of the performance of our external audit function. Our nominating and corporate governance committee assists our board of directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The board believes its leadership structure is consistent with and supports the administration of its risk oversight function.

Board Meetings and Committees

During our fiscal year ended December 31, 2023, our board of directors held nine meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.

It is the policy of our Board to regularly have separate meeting times for independent directors without management. Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend.

Our board of directors has an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. We believe that the composition of these committees meets the criteria for independence under, and the functioning of these committees comply with the requirements of, the Sarbanes-Oxley Act of 2002, the rules of the NYSE American, and SEC rules and regulations.

Audit Committee

The members of our Audit Committee are John P. Francis and James Caruso. Mr. Caruso serves as the chairperson of our Audit Committee.  The Board has determined that each member of the Audit Committee is an independent director under the NYSE American listing rules, satisfies the additional independence criteria for audit committee members and satisfies the requirements for financial literacy under the NYSE American listing rules and Rule 10A-3 under the Exchange Act, as applicable. The Board has also determined that Mr. Caruso qualifies as an audit committee financial expert within the meaning of the applicable rules and regulations of the SEC and satisfies the financial sophistication requirements of the NYSE American listing rules.

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Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems and our legal and regulatory compliance. Our audit committee responsibilities also include, among other things:

•	selecting and hiring the independent registered public accounting firm to audit our financial statements;

•	overseeing the performance of the independent registered public accounting firm and taking those actions as it deems necessary to satisfy itself that the accountants are independent of management;

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reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal control over financial reporting and disclosure controls;

•	preparing the audit committee report that the SEC requires to be included in our annual proxy statement;

•	reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;

•	overseeing our policies on risk assessment and risk management;

•	reviewing related party transactions; and

•	approving or, as required, pre-approving, all audit and all permissible non-audit services and fees to be performed by the independent registered public accounting firm.

Our audit committee operates under a written charter approved by our board of directors and that satisfies the applicable rules and regulations of the SEC and the listing requirements of NYSE American. The charter is available on our website, www.catheterprecision.com, under the Investor Relations tab under “Governance,” then “Governance Documents.”  Our audit committee held six meetings during 2023.

Compensation Committee

The members of our compensation committee are Martin Colombatto and James Caruso. Mr. Colombatto serves as the chairperson of our compensation committee. Our board of directors has determined that each member of our compensation committee is an independent director under the current rules of the NYSE American, satisfies the additional independence criteria for compensation committee members under Rule 10C-1 under the Exchange Act and the NYSE American listing rules and is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

Our compensation committee oversees our corporate compensation programs. The compensation committee responsibilities also include, among other things:

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•	reviewing and approving or recommending to the board for approval compensation of our executive officers;

•	reviewing and recommending to the board for approval compensation of directors;

•	overseeing our overall compensation philosophy and compensation policies, plans and benefit programs for service providers, including our executive officers;

•	reviewing, approving and making recommendations to our board of directors regarding incentive compensation and equity plans; and

•	administering our equity compensation plans.

With respect to 2023, the compensation committee and the Board did not retain a compensation consultant in connection with determining compensation of executive officers or directors. In developing the current Outside Director Compensation Policy, and in connection with its review of executive officer compensation, the Compensation Committee evaluated the Company’s resources, including the number of shares remaining in its 2023 Equity Incentive Plan in determining the appropriate form of payment of such compensation.

Our compensation committee operates under a written charter approved by our board of directors that satisfies the applicable rules and regulations of the SEC and the listing requirements of the NYSE American. The charter is available on our website, www.catheterprecision.com, under the Investor Relations tab under “Governance,” then “Governance Documents.”  Our compensation committee held three meetings during 2023.

Nominating and Corporate Governance Committee

The current members of our nominating and corporate governance committee are John P. Francis and Martin Colombatto. Mr. Francis serves as the chairperson of our nominating and corporate governance committee. All current members of our nominating and corporate governance committee meet the requirements for independence under current NYSE American listing standards and SEC rules and regulations. The nominating and corporate governance committee oversees our nominations for directors and corporate governance matters. The nominating and corporate governance committee responsibilities also include, among other things:

•	identifying, evaluating and selecting, or making recommendations to our board of directors regarding, nominees for election to our board of directors and its committees;

•	evaluating the performance of our board of directors and of individual directors;

•	considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees; and

•	developing and making recommendations to our board of directors regarding corporate governance guidelines and matters.

Our nominating and corporate governance committee operates under a written charter approved by our board of directors that satisfies the applicable rules and regulations of the SEC and the listing requirements of the NYSE American. The charter is available on our website, www.catheterprecision.com, under the Investor Relations tab under “Governance,” then “Governance Documents.”  Our nominating and corporate governance committee held one meeting during 2023.

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Considerations in Evaluating Director Nominees

The nominating and corporate governance committee uses the following procedures to identify and evaluate any individual recommended or offered for nomination to the Board:

•	The nominating and corporate governance committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the nominating and corporate governance committee from other sources.

•	In its evaluation of director candidates, including the members of the Board eligible for re-election, the nominating and corporate governance committee will consider the following:

o	The current size and composition of the Board and the needs of the Board and the respective committees of the Board.

o

Such factors as character, integrity, judgment, diversity of background (including gender diversity) and experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like. The nominating and corporate governance committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors.

o	Other factors that the nominating and corporate governance committee may consider appropriate.

The nominating and corporate governance committee evaluates all incumbent, replacement or additional nominees for election as directors, taking into account (i) all factors the committee considers appropriate, which may include career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge, and (ii) the following minimum qualifications:

•	the highest personal and professional ethics and integrity;

•	proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•	skills that are complementary to those of the existing board;

•	the ability to assist and support management and make significant contributions to the Company’s success; and

•	an understanding of the fiduciary responsibilities required of a member of the board and the commitment of time and energy necessary to diligently carry out those responsibilities.

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The nominating and corporate governance committee also focuses on issues of diversity, such as diversity of gender, race, and national origin, education, professional experience and differences in viewpoints and skills. The nominating and corporate governance committee believes that it is essential that members of our board of directors represent diverse viewpoints.

If our nominating and corporate governance committee determines that an additional or replacement director is required, the nominating and corporate governance committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the nominating and corporate governance committee, board, or management.

The nominating and corporate governance committee may propose to the board a candidate recommended or offered for nomination by a stockholder as a nominee for election to the board.

Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors and our board of directors has the final authority in determining the selection of director candidates for nomination to our board. After completing its review and evaluation of director candidates, our nominating and corporate governance committee has recommended to the board, and the board of directors now recommends to the shareholders, James Caruso and John P. Francis for election as Class III director to serve until our 2027 annual meeting stockholders.

Stockholder Recommendations for Nominations to Our Board of Directors

It is the policy of our nominating and corporate governance committee to consider recommendations for candidates to our board of directors from our stockholders. A stockholder that wishes to recommend a candidate for consideration by the committee as a potential candidate for director must direct the recommendation in writing to Catheter Precision, Inc., 1670 Highway 160 West Suite 205, Fort Mill, SC 29708, Attention: Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between us and the candidate and evidence of the recommending stockholder’s ownership of our stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, including issues of character, integrity, judgment, and diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like and personal references. Our board of directors will consider the recommendation but will not be obligated to take any further action with respect to the recommendation.

A stockholder that instead desires to nominate a person directly for election to the Board at an annual meeting of the stockholders must meet the deadlines and other requirements set forth in Section 2.4 of the Company’s Bylaws and the rules and regulations of the Securities and Exchange Commission. Section 2.4 of the Company’s Bylaws requires that a stockholder who seeks to nominate a candidate for director must provide a written notice to the Secretary of the Company not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting.  As a result, any nominations made by a stockholder pursuant to Section 2.4 of the Company’s Bylaws must be received by our corporate secretary at our principal executive offices:

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•	not earlier than [______, 2024], and

•	not later than [________, 2024].

 In the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then notice by the stockholder to be timely must be so received by the Secretary of the Company not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. That notice must state the information required by Section 2.4 of the Company’s Bylaws, and otherwise must comply with applicable federal and state law. The Secretary of the Company will provide a copy of the Bylaws upon request in writing from a stockholder. “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or any successor thereto.

In addition to complying with requirement set forth above, a stockholder who intends to solicit proxies in support of director nominees submitted under the advance notice provisions of our Bylaws must provide notice to the Company with the information required by SEC Rule 14a-19, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 days prior to the one year anniversary date of the annual meeting (for the 2025 meeting, no later than May 4, 2025). Such notice should be delivered to our Corporate Secretary at our principal executive offices. If the date of the 2025 annual meeting is changed by more than 30 days from such anniversary date, however, then the stockholder must provide notice by the later of 60 days prior to the date of the 2025 annual meeting and the 10th day following the date on which public announcement of the date of the 2025 annual meeting is first made.

Communications with the Board of Directors

The Board believes that management speaks for the Company. Individual Board members may, from time to time, communicate with various constituencies that are involved with the Company, but it is expected that Board members would do this with knowledge of management and, in most instances, only at the request of management.

In cases where stockholders or other interested parties wish to communicate directly with our non-management directors, messages can be sent to Catheter Precision, Inc., 1670 Highway 160 West Suite 205, Fort Mill, SC 29708, Attention: Corporate Secretary. Our corporate secretary monitors these communications and will provide a summary of all received messages to the board at each regularly scheduled meeting. Our board typically meets on a quarterly basis. Where the nature of a communication warrants, our Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the board or non-management director, of independent advisors or of our management, as our Secretary considers appropriate.

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Our Secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary.

This procedure for stockholder and other interested party communications with the non-management directors is administered by our nominating and corporate governance committee; provided, however, that any communications or complaints that relate to accounting, internal accounting controls, or auditing matters will be forwarded directly to the audit committee. This procedure does not apply to (a) communications to non-management directors from our officers or directors who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, or (c) communications to the audit committee from employees pursuant to our procedures for complaints regarding accounting and auditing matters, which are contained in Catheter Precision’s Complaint Procedures for Accounting and Auditing Matters, which is available on Catheter Precision’s internal website or upon written request to Catheter Precision’s Director of Human Resources.

Corporate Governance Principles and Code of Ethics and Conduct

The Board has adopted corporate governance principles. These principles address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, the Board has adopted a written code of ethics and conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our corporate governance principles and code of ethics and conduct are available on our website, www.catheterprecision.com, under the Investor Relations tab under “Governance,” then “Governance Documents.” If the Board makes any substantive amendments to, or grants any waivers from, the code of ethics and conduct for any officer or director, it will disclose the nature of such amendment or waiver on the Company’s website.

Director Compensation

With respect to 2023, the compensation committee and the Board did not retain a compensation consultant in connection with determining compensation of non-employee directors.  In March 2023, the Board set 2023 compensation at an annual cash retainer of $50,000.  In January 2024, the compensation committee recommended, and the Board approved, 2024 compensation to all non-employee directors consisting of a cash retainer of $50,000 and an award of non-qualified stock options to purchase 25,000 shares of Company common stock to each non-employee director. Options were granted on January 8, 2024, have a purchase price of $0.40 per share, a 10-year term, and vest quarterly over three years.  Retainer cash payments will be paid in cash on or about the last day of each fiscal quarter of the Company in arrears to each non-employee director.

We also reimburse our non-employee directors for reasonable, customary and documented travel expenses to attend meetings of our board of directors and committees of our board of directors.

Our non-employee directors remain eligible to receive equity awards and cash or other compensation outside of the compensation described above, as may be provided from time to time at the discretion of our Board of Directors. No such awards or payments were made in 2023.

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The following table sets forth information regarding compensation earned or paid to our non-employee directors during the year ended December 31, 2023:

2023 Director Compensation Table	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Martin Colombatto (2)	50,000	—	50,000
James Caruso	50,000	—	50,000
Susanne Meline (3)	50,000	—	50,000

(1)	No option awards were granted to the directors during the year ended December 31, 2023.

(2)	Mr. Colombatto held vested options to purchase 73 shares of Company common stock as of December 31, 2023.
(3)	Ms. Meline left the Board in December 2023.

See Executive Compensation for information about the compensation of Mr. David Jenkins, a director who is also an executive officer, and Mr. Will McGuire, a former director who was also an executive officer during a portion of 2023.

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PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our board of directors is currently composed of four (4) directors, of which three (3) directors are “independent” under NYSE American listing standards. In accordance with our certificate of incorporation, our Board is currently divided into three classes with staggered three-year terms. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of approximately one-third of our directors. This classification of our Board may have the effect of delaying or preventing changes in control of our company.

Nominees for Director

Messrs. James Caruso and John P. Francis will be nominated for election as Class III directors at this Annual Meeting for a three-year term expiring at the 2027 Annual Meeting of stockholders. Each director’s term will continue until the election and qualification of his successor, or such director’s earlier death, resignation or removal. For more information concerning the nominees, please see the section entitled “Board of Directors and Corporate Governance.”

Messrs. Caruso and Francis have agreed to serve, if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee who may be proposed by the nominating and corporate governance committee and designated by the present board of directors to fill the vacancy.

Required Vote

The Class III directors elected to the board of directors will be elected by a plurality of the voting power of shares present in person or represented by proxy and entitled to vote on the election of directors. In other words, the two nominees receiving the highest number of “FOR” votes voting on the election of Class III directors will be elected as Class III directors. Stockholders may not abstain with respect to this proposal, and shares represented by executed proxies will be voted, if authority to do so is not expressly withheld and the shares have not been otherwise voted, for the election of James Caruso and John P. Francis as Class III directors. Shares voted WITHHOLD and broker non-votes will have no effect on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the election of James Caruso and John P. Francis to the board of directors as Class III directors.

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PROPOSAL NO. 2 – APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECREASE OUR AUTHORIZED CAPITAL STOCK

Our Amended and Restated Certificate of Incorporation, as amended to date, currently authorizes the issuance of 310,000,000 shares of capital stock, consisting of 300,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. On May 3, 2024, our Board of Directors unanimously approved and adopted a proposal to amend our Amended and Restated Certificate of Incorporation to decrease the number of shares of capital stock that we are authorized to issue from 310,000,000 shares to 31,000,000 shares, consisting of 30,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, subject to stockholder approval.

Our Board of Directors believes the proposed amendment to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed amendment to be voted on by the stockholders in order to maintain sufficient authorized shares to continue to provide the Company with flexibility in considering the planning for and responding quickly to future corporate needs, including, but not limited to, capital raising transactions, grants under equity compensation plans, stock splits, potential strategic transactions, including mergers, acquisitions, stock dividends and other general corporate transactions, while at the same time lowering the Company’s Delaware franchise tax burden.

As of ____, 2024, of the 300,000,000 currently authorized shares of Common Stock, ______ shares were issued and outstanding, _______ were subject to issuance upon conversion of outstanding preferred stock, ____ were subject to issuance upon exercise of outstanding warrants, and ____ were subject to issuance upon exercise of outstanding stock options. Based on the foregoing, as ________, 2024, we had _______ shares of Common Stock remaining available for issuance in the future.

As of ____, 2024, of the 10,000,000 currently authorized shares of Preferred Stock, ______ shares of Class A Preferred Stock were issued and outstanding and _____ shares of Class X Preferred Stock were issued and outstanding. Based on the foregoing, as ________, 2024, we had _______ shares of Preferred Stock remaining available for issuance in the future.

This Proposal and Proposal No. 3 to amend our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split are independent proposals, and one is not contingent on the other. As a result, if only one of this Proposal and Proposal No. 3 is approved, the Certificate of Incorporation amendment that was approved may be effected notwithstanding that the other proposal was not approved. If this Proposal No. 2 is approved and the Reverse Stock Split is approved and effected, the Reverse Split Certificate of Amendment will provide for 30 million authorized shares of Common Stock and one million authorized shares of Preferred Stock. If this Proposal No. 2 is not approved and the Reverse Stock Split is approved and effected, the Reverse Split Certificate of Amendment will provide for 300 million authorized shares of Common Stock and 10 million authorized shares of Preferred Stock.

If this Proposal No. 2 is approved but Proposal No. 3 is not approved or the Reverse Stock Split is not effected, the proposed Certificate of Amendment to our Restated Certificate which is attached to this Proxy Statement as Annex C (the “Share Reduction Certificate of Amendment”) will be filed with the Delaware Secretary of State. The following description of the proposed amendment is a summary and is subject to the full text of the Share Reduction Certificate of Amendment.

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Terms of the Amendment

If Proposal No. 3 is approved and the Reverse Stock Split is effected, our Board of Directors proposes to effect this Proposal No. 2, if approved, by reducing the total number of authorized shares of our capital stock to 31,000,000, the total number of authorized shares of our Common Stock to 30,000,000 and the total number of authorized shares of our Preferred Stock to one million in the Reverse Stock Split Certificate of Amendment which is attached as Annex B hereto. In this event, there will be no need for us to file the Share Reduction Certificate of Amendment attached hereto as Annex C.

If Proposal No. 3 is not approved or the Reverse Stock Split is not effected, our Board of Directors proposes to effect this Proposal No. 2, if approved, by deleting Section 4.1 of Article IV of our Amended and Restated Certificate of Incorporation in its entirety and inserting the following in lieu thereof, so that it would read in its entirety as follows:

“Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 31 million shares, consisting of 30 million shares of Common Stock, par value $0.0001 per share (the “Common Stock”), and one million shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).”

This is reflected in the Share Reduction Certificate of Amendment attached hereto as Annex C.

Purpose of the Amendment

Our Board of Directors is recommending this decrease in the authorized capital stock, in particular Common Stock, primarily to reduce our Delaware franchise tax payment.  Currently, with 310,000,000 authorized shares, our annual Delaware franchise tax payment is approximately $200,000.  If the proposed reduction to 31,000,000 shares is approved, we anticipate that our annual Delaware franchise tax will be reduced to approximately $55,000.  Our Board of Directors believes that if this Proposal No. 2 is approved and our authorized capital stock is reduced, we will nonetheless continue have sufficient authorized shares available for our currently anticipated needs.

Rights of Additional Authorized Shares

The authorization of the reduction in shares of Common Stock will not, by itself, have any effect on the rights of present stockholders. There will be no appraisal rights in connection with this Proposal No. 2.

Effectiveness of Amendment

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company expects to file promptly after the Annual Meeting, following the Board’s determination of whether and by how much to effect the Reverse Stock Split, if Proposal No. 3 is approved. If this Proposal No. 2 is not approved by the Company’s Stockholders, the number of authorized shares of Common Stock will remain unchanged, regardless of whether or not Proposal No. 3 is approved and the Reverse Stock Split is effected.

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Required Vote

The amendment of our Amended and Restated Certificate of Incorporation to reduce our authorized shares of capital stock requires the affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the annual meeting and casting votes affirmatively or negatively thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Because they are not votes cast affirmatively or negatively, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the approval of the proposed reduction in our authorized shares of Common Stock.

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PROPOSAL NO. 3 – APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

Overview

On May 3, 2024, the Board of Directors unanimously approved and adopted resolutions (1) declaring that submitting an amendment to the Company’s Amended and Restated Certificate of Incorporation (“Restated Certificate”) to effect a reverse stock split of our Common Stock issued and outstanding or held in treasury (the “Reverse Stock Split”), was advisable and (2) directing that a proposal (the “Reverse Stock Split Proposal”) to approve the Reverse Stock Split be submitted to the holders of our Common Stock for their approval.

If approved by our stockholders, the Reverse Stock Split Proposal would permit, but would not require, the Board to effect a Reverse Stock Split of our Common Stock issued and outstanding or held in treasury by a ratio of not less than 1-for-5 and not more than 1-for-15, with the exact ratio to be set at a whole number within this range as determined by the Board (or a duly authorized committee thereof) in its sole discretion. The Reverse Stock Split, if effected, would affect all of our holders of Common Stock uniformly. The following description of the proposed amendment is a summary and is subject to the full text of the proposed Certificate of Amendment to our Restated Certificate, which is attached to this Proxy Statement as Annex B (the “Reverse Split Certificate of Amendment”).

If stockholders approve this proposal, the Board in its discretion could determine to cause the Reverse Split Certificate of Amendment to be filed with the Delaware Secretary of State and effect the Reverse Stock Split. The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Reverse Split Certificate of Amendment. We could decide not to proceed with the Reverse Stock Split even if the Reverse Stock Split Proposal is approved by the stockholders. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split. This Proposal and Proposal No. 2 to amend our Amended and Restated Certificate of Incorporation to reduce our authorized capital stock are independent proposals, and one is not contingent on the other.  As a result, if only one of this Proposal and Proposal No. 2 is approved, the Certificate of Incorporation amendment that was approved may be effected notwithstanding that the other proposal was not approved.  If Proposal No. 2 is approved, the Reverse Split Certificate of Amendment will provide for 30 million authorized shares of Common Stock and one million authorized shares of Preferred Stock.  If Proposal No. 2 is not approved, the Reverse Split Certificate of Amendment will provide for 300 million authorized shares of Common Stock and 10 million authorized shares of Preferred Stock.  The Reverse Stock Split itself will not impact our authorized capital stock.

Reasons for the Reverse Stock Split

Reduce the number of outstanding shares of our common stock.

If Proposal No. 2 to reduce our authorized capital stock to 30 million shares is approved, the Reverse Stock Split will allow us to similarly reduce the number of our outstanding shares of common stock, while at the same time retaining sufficient authorized shares to conduct future business.  Proposal No. 2, if approved, will cause our authorized common stock to be reduced by a factor of ten, while the Reverse Stock Split, if approved, will allow us to reduce the number of shares of outstanding common stock by a factor in the range of five to 15.

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Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company.

We believe that the Reverse Stock Split and an increase in our stock price may make our Common Stock more attractive to a broader range of institutional and other investors. Many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, which reduces the number of potential purchasers of our Common Stock. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically less attractive to brokers. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, we believe the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Further, lower-priced stocks have a perception in the investment community as being more risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.

To potentially improve our ability to engage in financing transactions.

Our Board of Directors believes that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split could improve our ability to engage in potential financing transactions in order to raise working capital, although there can be no guarantee that this will be the case.

Meet certain continued listing requirements of the NYSE American.

To continue our listing on the NYSE American, we must comply with NYSE American rules. NYSE American Company Guide Section 1003(f)(v) provides that the NYSE American may delist a security when it sells for a substantial period of time at a low price per share. Our Common Stock has traded below $1.00 since June 26, 2023, and on ______, 2024, the closing price was $___. Our Board of Directors has considered the potential harm to us and our stockholders should NYSE American delist our Common Stock from NYSE American. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons. The Board of Directors believes that the Reverse Stock Split is a potentially effective means for us to increase the per share market price of our Common Stock and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from the NYSE American by producing the immediate effect of increasing the bid price of our Common Stock.

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Meet certain standards for initial listing

In order for our outstanding shares of Series X Preferred Stock to convert into common stock on or after July 9, 2024, assuming that we are able to remain listed on the NYSE American, we would have to meet the NYSE American’s standards for initial listing, which includes a minimum price requirement. The Board of Directors believes that the Reverse Stock Split is a potentially effective means for us to increase the per share market price of our Common Stock and to avoid, or at least mitigate, the likely adverse consequences of us failing to meet the minimum price requirement which is a component of the initial listing standards, although the Board does not anticipated meeting all of the NYSE American initial listing standards immediately following the Reverse Stock Split.

Certain Risks Associated with a Reverse Stock Split

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure that the Reverse Stock Split will produce or maintain the desired results. However, our Board believes that the benefits to the Company and our stockholders outweigh the risks and recommends that you vote in favor of the Reverse Stock Split proposal.

We cannot assure you that the proposed Reverse Stock Split, if effected, will increase our stock price. There can be no assurance that the total market capitalization of our Common Stock (the aggregate value of all of our outstanding Common Stock at the then market price) after the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split, or that the per share market price of our Common Stock following the Reverse Stock Split will either equal or exceed the current per share market price.

On _____, 2024, the closing sale price of our Common Stock on the NYSE American was $_____ per share. We expect that the Reverse Stock Split, if effected, will increase the per share trading price of our Common Stock. However, we cannot assure you that the market price per share of our Common Stock after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of shares of Common Stock outstanding before the Reverse Stock Split. The effect of the Reverse Stock Split on the per share trading price of our Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. In many cases, the market price of a company’s shares declines after a reverse stock split, or the market price of a company’s shares immediately after a reverse stock split does not reflect a proportionate or mathematical adjustment to the market price based on the ratio of the reverse stock split. Accordingly, the total market capitalization of our Common Stock and the Company after a Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split, and it is possible that a Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split, if we decide to proceed with the Reverse Stock Split, is intended, absent other factors, to increase the per share trading price of our Common Stock. However, even if we implement the Reverse Stock Split, the per share trading price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. Other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the per share trading price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the benefits that we anticipate, that the per share trading price of our Common Stock will increase following the Reverse Stock Split or that the per share trading price of our Common Stock will not decrease in the future. Although no assurances are possible concerning the trading price of our Common Stock if the Reverse Stock Split is effected or concerning future fluctuations in the market prices of our Common Stock after the Reverse Stock Split, based on such price, the Company’s intention in determining the reverse stock split ratio to be reflected in the Reverse Stock Split is that such ratio will result in an increase in the per share market price of our Common Stock immediately after the Reverse Stock Split, although whether the price of our Common Stock is sufficient or is maintained for a sufficient period of time depends in part on the ratio of the Reverse Stock Split and future fluctuations in the price of our Common Stock.

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The proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs.

The liquidity of our Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase proportionately as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will likely increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. In addition, although we believe the Reverse Stock Split may enhance the marketability of our Common Stock to certain potential investors, we cannot assure you that, if implemented, our Common Stock will be more attractive to investors. While our Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will attract certain types of investors, such as institutional investors or investment funds, and such share price may not satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not improve as a result of a Reverse Stock Split and could be adversely affect by a higher per share price. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our Common Stock as described above.

The proposed Reverse Stock Split will not proportionately reduce our authorized capital stock and will therefore result in a significant increase in our authorized capital stock relative to outstanding shares of common stock and may result in future dilution to our stockholders.

The Reverse Stock Split will reduce the number of outstanding shares of our Common Stock without a proportionate reduction in the number of shares of authorized but unissued Common Stock or Preferred Stock in our Restated Certificate, which will give the Company a significantly larger number of authorized shares, as a percentage of total outstanding shares, available to be issued in the future without further stockholder action, except as may be required by applicable laws or the rules of any stock exchange on which our Common Stock is listed. The issuance of additional shares of our Common Stock or Preferred Stock may have a dilutive effect on the ownership of existing stockholders.  This impact may be mitigated in the event that Proposal No. 2 is approved.  Proposal No. 2 would reduce our authorized Common Stock to 30 million shares and our authorized Preferred Stock to one million shares; however, even if Proposal No. 2 is approved, the authorized shares of Common Stock could still be significantly increased as a percentage of total outstanding shares if a reverse stock split ratio of greater than 1 for 10 is chosen, since Proposal No. 2 would reduce the number of authorized shares of Common Stock and Preferred Stock by a factor of 10.

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Potential Anti-Takeover Effect

As noted above, the Reverse Stock Split would result in an increased proportion of unissued authorized shares of common stock and preferred stock to issued shares of common stock, which could have possible anti-takeover effects and could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in our control or management (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the board of directors or contemplating a tender offer or other transaction for the combination of us with another company). These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely, or used to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders. For example, without further stockholder approval, our board of directors could (within the limits imposed by applicable law) strategically sell shares of common stock or preferred stock in a private transaction to purchasers who would oppose a takeover or favor our then current board of directors, or the shares could be available for potential issuance pursuant to a shareholder rights plan. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the board of directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board although perceived to be desirable by some stockholders. The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Despite these possible anti-takeover effects, this reverse stock split proposal has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt or any effort of which we are aware to accumulate our stock or to obtain control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise (nor is our board of directors currently aware of any such attempts directed at us). Nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in our control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Procedure for Implementing the Reverse Stock Split

The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by the Company, will be the date and time set forth in the Reverse Split Certificate of Amendment that is filed with the Delaware Secretary of State. If the reverse stock split proposal is approved and the board of directors determines to proceed with the Reverse Stock Split, the exact timing of the filing of the Reverse Split Certificate of Amendment will be determined by our board of directors.

If, at any time prior to the filing of the Reverse Split Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the board of directors, in its sole discretion, determines that it is in the Company’s best interests and the best interests of the Company’s stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned. The Company reserves the right to abandon a reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Reverse Split Certificate of Amendment to our Restated Certificate, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Special Meeting. By voting in favor of the Reverse Stock Split Proposal, you are expressly also authorizing the board of directors to delay, not to proceed with, and abandon, the Reverse Stock Split if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

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If a Reverse Stock Split is effected, then after the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We currently expect that our Common Stock will continue to be listed on the NYSE American under the symbol “VTAK” subject to any future change of listing of our securities, and we will not effect the Reverse Stock Split if it would cause us to be subject to delisting by the NYSE American immediately thereafter for failure to meet the NYSE American’s requirement that we continue to have at least 300 public stockholders, or otherwise. The Reverse Stock Split is not intended to be, and we do not believe that it will have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Impact of the Reverse Stock Split Amendment if Implemented

If approved and implemented, the Reverse Stock Split will be realized simultaneously and in the same ratio for all of our issued and outstanding shares of Common Stock. Any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be paid out in cash. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company (subject to the treatment of fractional shares). In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).  Beneficial holders and record holders will be treated equally for purposes of the Reverse Stock Split.

The table below sets forth, as of ____, 2024 and for illustrative purposes only, certain effects of potential Reverse Stock Split ratios of between 1-for-5 and 1-for-15, inclusive, including on our total outstanding Common Stock equivalents (without giving effect to the treatment of fractional shares).

	Common Stock and Equivalents Outstanding Prior to Reverse Stock Split	Common Stock Equivalents Outstanding Assuming Certain Reverse Stock Split Ratios
	Percent of Total	1-for-5	1-for-15
Voting Common Stock outstanding
Common stock underlying options and warrants
Common stock underlying restricted stock units
Common stock underlying our Preferred Stock
Total Common Stock and equivalents
Common stock available for future issuance

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Exchange of Share Certificates

If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, the Transfer Agent will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to the Transfer Agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name.

If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Effect on Beneficial Holders of Common Stock (i.e., stockholders who hold in “street name”)

Upon the Reverse Stock Split, we intend to treat shares held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If a stockholder holds shares of our Common Stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

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Effect on Registered “Book- Entry” Holders of Common Stock (i.e., stockholders who are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.

Accounting Matters

The Reverse Stock Split will not affect the par value of a share of our Common Stock. As a result, as of the Effective Time of the Reverse Stock Split, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be paid in cash after all of the fractional interests of a holder have been aggregated, as described below.   Stockholders who are entitled to receive cash for fractional shares shall be entitled to receive their pro rata portion of the net proceeds obtained from the aggregation and sale by the exchange agent of the fractional shares resulting from the Reverse Stock Split (reduced by any customary brokerage fees, commissions and other expenses). The disposition of fractional share interests shall be effected by the Company by having (x) the exchange agent aggregate such fractional interests, (y) the shares resulting from the aggregation sold and (z) the net proceeds received from the sale allocated and distributed among the holders of the fractional interests on the basis of the relative fractional interests held by stockholders as a result of the Reverse Stock Split. Outstanding options, warrants and convertible preferred stock will adjust for fractional shares as specified in the applicable award agreements or designations.

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Material United States Federal Income Tax Considerations of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to “U.S. stockholders” (as defined below). The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or foreign tax laws are not discussed. This summary is not intended to be a complete discussion of all possible U.S. federal income tax consequences of the Reverse Stock Split and is included for general information purposes only. Further, it does not address the Medicare tax on net investment income or any state, local or non-U.S. income or other tax consequences. For example, state and local tax consequences of the Reverse Stock Split may vary significantly as to each U.S. stockholder, depending upon the state in which such stockholder resides or does business. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as partnerships, S corporations or other pass-through entities (or persons who hold our shares through such pass-through entities), banks or other financial institutions, individual retirement and other tax-deferred accounts, holders who acquired common stock pursuant to the exercise of employee stock options or otherwise as compensation, holders who hold our Common Stock as “qualified small business stock” pursuant to Section 1202 of the Code, traders in securities that elect to apply a mark-to-market method of accounting, mutual funds, insurance companies, regulated investment companies, real estate investment trusts, dealers or traders in securities or currencies, former citizens or residents of the United States subject to Section 877 of the Code, corporations that accumulate earnings to avoid United States federal income tax, taxpayers subject to the alternative minimum tax, persons subject to the base erosion and anti-abuse tax, holders who actually or constructively own more than 5% of the outstanding stock of the company, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, tax-exempt entities, governmental organizations, U.S. stockholders whose functional currency is not the U.S. dollar, and holders who hold common stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction, among others.

For purposes of this discussion, the term “U.S. stockholder” means a means a beneficial owner of Common Stock, that is, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation, or entity treated as a corporation for U.S. federal income tax purposes, organized under the laws of the United States any state thereof or the District of Columbia, (iii) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) such trust has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes or (iv) an estate, the income of which is subject to U.S. federal income tax regardless of its source.

The discussion below is based on the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service in effect as of the date of this proxy statement, all of which are subject to change at any time. These authorities may change or be subject to differing interpretations. Any such change may be applied retroactively in a manner that could adversely affect a holder of our Common Stock. This summary also assumes that the shares held by a U.S. stockholder prior to the Reverse Stock Split (“Old Shares”) were, and the shares owned by such stockholder immediately after the Reverse Stock Split (“New Shares”) will be, held as “capital assets,” as defined in the Code, generally property held for investment. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder, and the discussion below does not take into account the individual facts and circumstances of any particular individual that may affect the U.S. federal income tax consequences of the Reverse Stock Split to such individual. The discussion below regarding the U.S. federal income tax consequences of the Reverse Stock Split also is not binding on the Internal Revenue Service or the courts.

THIS SUMMARY IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL INVESTOR, AND EACH INVESTOR SHOULD CONSULT SUCH INVESTOR’S OWN TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

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U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Stockholders

In general, and except as described below with respect to cash in lieu of fractional shares, no gain or loss should be recognized by a U.S. stockholder upon such stockholder’s exchange, or deemed exchange, of Old Shares for New Shares pursuant to the Reverse Stock Split. Accordingly, the aggregate tax basis of the New Shares received in the Reverse Stock Split should be the same as such stockholder's aggregate tax basis in the Old Shares being exchanged (excluding the portion of the tax basis allocable to any fractional share), and the holding period for the New Shares received should include the holding period for the Old Shares being exchanged. Special tax basis and holding period rules may apply to holders that acquired different blocks of stock at different prices or at different times. Holders should consult their own tax advisors as to the applicability of these special rules to their particular circumstances.

Cash in Lieu of Fractional Shares

A U.S. stockholder who receives cash in lieu of a fractional share of New Shares pursuant to the Reverse Stock Split should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. stockholder’s tax basis in the Old Shares being exchanged that is allocated to the fractional share of New Shares. The capital gain or loss should be long term capital gain or loss if the U.S. stockholder’s holding period for such Old Shares being exchanged that is allocated to the fractional share of New Shares exceeded one year at the effective time of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. U.S. stockholders are advised to consult their tax advisors regarding the tax treatment of their receipt of cash in lieu of a fractional share of Common Stock pursuant to the Reverse Stock Split.

Information Reporting and Backup Withholding

Information returns generally will be required to be filed with the Internal Revenue Service (“IRS”) with respect to the payment of cash in lieu of a fractional share of New Shares pursuant to the Reverse Stock Split, unless a U.S. stockholder is an exempt recipient. In addition, U.S. stockholders may be subject to a backup withholding tax (at the current applicable rate of 24%) on the payment of this cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. stockholder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. stockholders should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Required Vote

The amendment of our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split requires the affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the annual meeting and casting votes affirmatively or negatively thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Because they are not votes cast affirmatively or negatively, abstentions and broker non-votes will have no effect on the outcome of the vote on the proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the approval of the Reverse Stock Split.

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PROPOSAL NO. 4 – APPROVE TWO MILLION ADDITIONAL SHARES OF COMMON STOCK FOR ISSUANCE PURSUANT TO THE CATHETER PRECISION, INC. 2023 EQUITY INCENTIVE PLAN

Introduction

The Board of Directors is requesting that stockholders vote in favor of amending the Catheter Precision, Inc. 2023 Equity Incentive Plan (the “2023 Plan”) to add an additional two million shares (the “Additional Shares”) of common stock for issuance pursuant to the 2023 Plan. The 2023 Plan was approved by the stockholders at the Company’s Annual Meeting in July 2023. We believe that adding the Additional Shares to the 2023 Plan is in the best interest of our stockholders and our company because it will enable our company to provide participant and stockholder alignment, preserve cash pending profitability, renew our broad-based equity program, and help attract, motivate and retain employees, consultants and directors. The Additional Shares will be available for issuance as of the date they are approved by the Company’s stockholders. The Company currently intends to register the shares on Form S-8 immediately following stockholder approval.

As of ____, 2024, only ____ shares of common stock are available for new grants under the 2023 Plan. The 2023 Plan is the successor to the Company’s 2018 Equity Incentive Plan (as amended, the “2018 Plan”), pursuant to which we may no longer make any new grants. Approval of the issuance of the Additional Shares under the 2023 Plan will enable the Company to make equity compensation grants that can be used for employee bonuses, and to enable the Company to provide non-cash incentives to recruit and retain eligible employees, consultants, and directors.  As of ____, 2024 a combined total of ___ options and ___ restricted stock grants (collectively, the “Outstanding Equity Awards”) were outstanding under the 2018 Plan and the 2023 Plan.  In addition, as of ____, 2024, ____ options assumed in connection with the merger with Old Catheter remained outstanding.

As originally approved by the stockholders in July 2023, the 2023 Plan reserved 500,000 shares for stock awards, subject to increase and adjustment as described below.

Summary of the 2023 Plan

A summary of the 2023 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2023 Plan, as amended to add two million shares, which is attached to this proxy statement as Annex C.

Authorized Shares. Based on _____ shares remaining available for issuance under the 2023 Plan as of ___, 2024, assuming approval of the Additional Shares, we would be able to issue ______ shares under the 2023 Plan with respect to new grants.  This reserve of shares would represent approximately ___% of our currently outstanding shares of common stock and __% of our then currently authorized shares of common stock.

Subject to the adjustment provisions of the 2023 Plan, the number of shares of the Company’s common stock available for issuance under the 2023 Plan also includes a quarterly increase on the first day of each fiscal quarter (each, an “Adjustment Date”) which began with the fiscal quarter commencing September 1, 2023 by an amount equal to the lesser of: (i) 10% of the number equal to the number of shares of common stock outstanding on the applicable Adjustment Date less the number of shares of Common Stock outstanding at the beginning of the fiscal quarter immediately preceding the Adjustment Date, but if such number is a negative number, then the increase will be zero; or (ii) such lesser number of Shares as may be determined by the Board.

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If an award granted under the 2023 Plan expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program or, with respect to restricted stock, restricted stock units (“RSUs”), performance units, or performance shares, is forfeited to, or repurchased by, us due to failure to vest, then the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2023 Plan (unless the 2023 Plan has terminated). With respect to stock appreciation rights, only the net shares actually issued will cease to be available under the 2023 Plan and all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2023 Plan (unless the 2023 Plan has terminated). Shares that actually have been issued under the 2023 Plan under any award will not be returned to the 2023 Plan; provided, however, that if shares issued pursuant to awards of restricted stock, RSUs, performance shares, or performance units are repurchased by us or forfeited to us due to failure to vest, such shares will become available for future grant under the 2023 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the 2023 Plan. To the extent an award is paid out in cash rather than shares, the cash payment will not result in a reduction in the number of shares available for issuance under the 2023 Plan.

Eligibility for Grants under the Plan.  Awards under the plan may be granted to any Directors, Officers, Employees and Consultants of the Company, as those terms are more specifically defined in the 2023 Plan.  Approximately __ persons were eligible to participate in the 2023 Plan as of ____, 2024, including two officers, __employees, three non-employee directors and ___ consultants.

Plan Administration. The Compensation Committee or one or more committees subsequently appointed by the Board administers the 2023 Plan. In addition, if we determine it is desirable to qualify transactions under the 2023 Plan as exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, such transactions will be structured with the intent that they satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2023 Plan, the administrator has the power to administer the 2023 Plan and make all determinations deemed necessary or advisable for administering the 2023 Plan, including the power to determine the fair market value of our common stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreement for use under the 2023 Plan, determine the terms and conditions of awards (including the exercise price, the time or times when the awards may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the 2023 Plan and awards granted under it, prescribe, amend, and rescind rules and regulations relating to the 2023 Plan, including creating sub-plans, and modify or amend each award, including the discretionary authority to extend the post-termination exercisability period of awards (provided that no option or stock appreciation right will be extended past its original maximum term), temporarily suspend the exercisability of an award if the administrator deems such suspension to be necessary or appropriate for administrative purposes, and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award.  Subject to the prohibitions described below under “—No Repricing,” the administrator may institute and determine the terms of an exchange program under which (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have a higher or lower exercise price or different terms), awards of a different type and/or cash, (ii) participants would have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator, and/or (iii) the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, determinations, and interpretations are final and binding on all participants.

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Stock Options. Stock options may be granted under the 2023 Plan in such amounts as the administrator will determine in accordance with the terms of the 2023 Plan. The exercise price of options granted under the 2023 Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an option will be stated in the award agreement, and in the case of an incentive stock option, may not exceed 10 years. With respect to any participant who owns stock representing more than 10% of the voting power of all classes of our outstanding stock, the term of an incentive stock option granted to such participant must not exceed five years and the exercise price must equal at least 110% of the fair market value on the date of grant. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares, or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After a participant ceases to provide service as an employee, director, or consultant, he or she may exercise his or her option for the period of time stated in his or her award agreement. In the absence of a specified time in an award agreement, if the cessation of service is due to death or disability, the option will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the cessation of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2023 Plan, the administrator determines the other terms of options. Stock options may be granted as incentive stock options under Section 422 of the Internal Revenue Code or as nonqualified stock options that do not comply with Section 422.

Stock Appreciation Rights. Stock appreciation rights may be granted under the 2023 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights will expire upon the date determined by the administrator and set forth in the award agreement. After a participant ceases to provide service as an employee, director, or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her award agreement. In the absence of a specified time in an award agreement, if cessation of service is due to death or disability, the stock appreciation rights will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the cessation of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2023 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash, shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock. Restricted stock may be granted under the 2023 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator (if any). The administrator will determine the number of shares of restricted stock granted to any employee, director, or consultant and, subject to the provisions of the 2023 Plan, will determine any terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Recipients of restricted stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.  Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

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Restricted Stock Units. RSUs may be granted under the 2023 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of the 2023 Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria, and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares, or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout. During any applicable vesting period, recipients holding RSUs may be entitled to receive all dividends and other distributions paid with respect to the Shares underlying the RSUs, but only to the extent the administrator provides in the applicable Award Agreement. Unless otherwise determined by the administrator, all such dividends or distributions will be subject to the same restrictions on transferability and forfeitability as the RSUs with respect to which they were paid.

Performance Units and Performance Shares. Performance units and performance shares may be granted under the 2023 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance objectives or other vesting provisions in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based upon the achievement of company-wide, divisional, business unit, or individual goals (including continued employment or service), or any other basis determined by the administrator in its discretion, including without limitation, stock price performance. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or performance shares. Performance units will have an initial dollar value established by the administrator on or prior to the date of grant. Performance shares will have an initial value equal to the fair market value of our common stock on the date of grant. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares, or in a combination thereof. During any applicable vesting period, holders of performance units/shares may be entitled to receive all dividends and other distributions paid with respect to the shares underlying the performance units/shares, but only to the extent the administrator so provides in the applicable award agreement. Unless otherwise determined by the administrator, all such dividends or distributions will be subject to the same restrictions on transferability and forfeitability as the performance units/shares with respect to which they were paid.

Non-Employee Directors. The 2023 Plan provides that all outside (non-employee) directors are eligible to receive all types of awards (except for incentive stock options) under the 2023 Plan.

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Non-Transferability of Awards. Unless the administrator provides otherwise, the 2023 Plan generally does not allow for the transfer of awards, and only the recipient of an award may exercise an award during his or her lifetime. If the administrator makes an award transferrable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments. In the event of certain changes in the Company’s capitalization, to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2023 Plan, the administrator will proportionately adjust the number and class of shares that may be delivered under the 2023 Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2023 Plan.  If effected, the Reverse Stock Split will result in such an adjustment.

Dissolution or Liquidation. In the event of the Company’s proposed dissolution or liquidation, the administrator will notify participants as soon as practicable prior to the effective date of such proposed transaction and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control. The 2023 Plan provides that in the event of the Company’s merger with or into another corporation or entity or a change in control (as defined in the 2023 Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices, (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control, (iii) outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control, (iv) (A) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by us without payment), or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion, or (v) any combination of the foregoing. The administrator will not be obligated to treat similarly all awards, all awards a participant holds, all awards of the same type, or all portions of awards.

In the event that the successor corporation does not assume or substitute for the award (or portions thereof), the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciations rights (or portions thereof) that are not assumed or substituted for, all restrictions on restricted stock, RSUs, performance shares, and performance units (or portions thereof) not assumed or substituted for will lapse, and, with respect to such awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any parent or subsidiary. Additionally, in the event an option or stock appreciation right (or portions thereof) is not assumed or substituted for in the event of a merger or change in control, the administrator will notify each participant in writing or electronically that the option or stock appreciation right (or its applicable portion), as applicable, will be exercisable for a period of time determined by the administrator in its sole discretion, and the option or stock appreciation right (or its applicable portion), as applicable, will terminate upon the expiration of such period.

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With respect to awards granted to an outside director, in the event of a change in control, the outside director’s options and stock appreciation rights, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock and RSUs will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting requirements for his or her performance shares and units will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any parent or subsidiary.

Clawback. Awards will be subject to the Company’s Policy for the Recovery of Erroneously Awarded Compensation and the applicable rules of the NYSE American, and the administrator also may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events. The administrator may require a participant to forfeit, return, or reimburse the Company all or a portion of the award and any amounts paid under the award pursuant to the terms of the clawback policy or applicable laws.

No Repricing. Except in connection with certain corporate transactions involving the Company, the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding options or stock appreciation rights to reduce the exercise price or base value of such options or stock appreciation rights, (ii) cancel outstanding options or stock appreciation rights in exchange for options or stock appreciation rights that have an exercise price or base value that is less than the exercise price or base value of the original options or stock appreciation rights, or (iii) cancel outstanding options or stock appreciation rights that have an exercise price or base value greater than the fair market value of a share of common stock on the date of such cancellation in exchange for cash or other consideration.

Amendment; Termination. Subject to compliance with applicable laws and regulations of the NYSE American, the administrator, or if there shall be no administrator, the Board, has the authority to amend, alter, suspend, or terminate the 2023 Plan provided such action does not materially impair the existing rights of any participant. The 2023 Plan automatically will terminate in 2033, unless terminated sooner.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to certain material U.S. federal income tax consequences to the Company and to participants in the 2023 Plan who are citizens or residents of the United States for federal income tax purposes. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or foreign tax laws and the effects of the possible application of any state, local, non-U.S. or other tax laws are not discussed. This summary is not intended to be a complete discussion of all possible U.S. federal income tax consequences relating to the 2023 Plan and is included for general information purposes only. It does not take into account the individual facts and circumstances of any particular individual that may affect the United States federal income tax consequences of participation in the 2023 Plan, and it is not intended as tax advice to any individual.

The discussion below is based on the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service in effect as of the date of this proxy statement, all of which are subject to change at any time. These authorities may change or be subject to differing interpretations. Any such change may be applied retroactively in a manner that could adversely effect the Company or a participant in the 2023 Plan. The discussion below also is not binding on the Internal Revenue Service or the courts.

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THIS SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. EACH RECIPIENT OF AN AWARD UNDER THE 2023 PLAN SHOULD CONSULT HIS, HER OR ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2023 PLAN, INCLUDING THE POSSIBLE APPLICATION OF STATE, LOCAL, NON-UNITED STATES OR OTHER TAX LAWS.

Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one-year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one-year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will generally be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will generally be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.

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Stock Appreciation Rights. In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock and/or the amount of any cash received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of the shares, if any, received upon the exercise of a stock appreciation right would generally be capital gain or loss.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will generally be taxed as capital gain or loss.

Restricted Stock Units. There generally are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received would generally be capital gain or loss.

Performance Units and Performance Shares. A participant generally will recognize no income upon the grant of a performance unit or performance share award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will generally be taxed as capital gain or loss.

Section 409A. Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2023 Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.

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Section 280G. The administrator may provide for immediate vesting of then outstanding unvested awards upon a change in control of the Company. That immediate vesting may cause certain amounts to be characterized as “parachute payments” under Section 280G of the Code for certain employees of the Company. Section 280G of the Code generally applies to employees or other individuals who perform services for the Company if, within the 12-month period preceding the change in control, the individual is an officer of the Company, a shareholder owning more than 1% of the stock of the Company, or a member of the group consisting of the lesser of the highest paid 1% of the employees of the Company or the highest paid 250 employees of the Company. An employee generally is deemed to have received a parachute payment in the amount of compensation that is contingent upon an ownership change if such compensation exceeds, in the aggregate, three times the employee’s Base Amount. The “Base Amount” is generally the employee’s average annual compensation for the five preceding years. An employee’s “excess parachute payment” is the excess of the employee’s total parachute payments over the Base Amount. An employee will be subject to a 20% excise tax under Section 4999 of the Code, and the Company will be denied a deduction for any “excess parachute payment.”

Medicare Surtax. A participant’s annual “net investment income”, as defined in Section 1411 of the Code may be subject to a 3.8% federal surtax (generally referred to as the “Medicare Surtax”). Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant’s awards under the 2023 Plan. Whether a participant’s net investment income will be subject to the Medicare Surtax will depend on the participant’s level of annual income and other factors.

Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an award under the 2023 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

New Plan Benefits

 Awards granted under the 2023 Plan are subject to the discretion of the Compensation Committee. Therefore, it is not possible to determine  the benefits that will be received in the future by eligible persons pursuant to the 2023 Plan; however, in 2024 to date, the following option awards have been granted under the 2023 Plan:  Margrit Thomassen, the Company’s interim Chief Financial Officer, received a grant of 25,000 options, other non-executive employees of the Company received aggregate grants of 385,000 options, each non-employee director of the Company received a grant of 25,000 options, and certain consultants of the Company received aggregate grants of 50,000 options.  Also, in May 2024, Marie-Claude Jacques, the Company’s Chief Commercial Officer, received a grant of 250,000 options as an inducement award that was not granted pursuant to the 2023 Plan.

 Common Stock Price

 The closing price of the Company’s common stock on ____, 2024, as reported on the NYSE American, was $____ per share.

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EQUITY COMPENSATION PLAN INFORMATION

Information as of December 31, 2023, regarding the Company’s equity compensation plans is summarized in the following table:

	Number of Securities to be Issued Upon Exercise of Outstanding Options and Restricted Stock Units	Weighted- Average Exercise Price of Outstanding Options (1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders (2)	73	$17,161.30	502,408
Equity compensation plans not approved by security holders (3)	214,579	$.63	0
Total	214,652	$6.47	502,408

(1)	The weighted average exercise price is based solely on outstanding options.

(2)

Outstanding options were issued under the Company’s 2018 Plan.  The number of securities remaining available includes both the 2018 Plan and the 2023 Plan, although the Company has undertaken not to make any new grants under the 2018 Plan.  Excludes 54,678 shares which become available on March 1, 2024, and additional shares which will become available in future quarters, pursuant to an adjustment feature under the 2023 Plan.  Under the adjustment features, the number of shares available for issuance under the 2023 Plan increases on the first day of each fiscal quarter (each, an “Adjustment Date”) by an amount equal to the lesser of: (i) 10% of the number equal to the number of shares of common stock outstanding on the applicable Adjustment Date less the number of shares of Common Stock outstanding at the beginning of the fiscal quarter immediately preceding the Adjustment Date, but if such number is a negative number, then the increase will be zero; or (ii) such lesser number of Shares as may be determined by the Board.

(3)	Represents Old Catheter options assumed in connection with the January 9, 2023 acquisition of Old Catheter.

Required Vote

Approval of the amendment of the 2023 Plan to add two million additional shares of Common Stock for issuance thereunder requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the annual meeting and casting votes affirmatively or negatively thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will not affect the outcome of the vote on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the approval of the amendment of the 2023 Plan to add two million additional shares of Common Stock for issuance thereunder.

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PROPOSAL NO. 5 – NONBINDING VOTE ON EXECUTIVE COMPENSATION

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act), our Board of Directors is submitting a Say-on-Pay proposal for stockholder consideration. While the vote on executive compensation is nonbinding and solely advisory in nature, our Board of Directors and the Compensation Committee value the opinion of our stockholders and will review the voting results and seek to determine the causes of any significant negative voting result to better understand issues and concerns not previously presented.

Executive compensation is an important matter for our stockholders. Our executive officers are compensated in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We believe our compensation program is strongly aligned with the long-term interests of our stockholders. Compensation of our executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead us successfully in a competitive environment.

Our named executive officers are identified and the compensation of the named executive officers is described in the section titled Executive Compensation  of this Proxy Statement.

We are asking stockholders to vote on the following resolution:

“Resolved, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Summary Compensation Table and other related tables and narrative disclosures).”

As indicated above, the stockholder vote on this resolution will not be binding on us, the Board of Directors or the Compensation Committee and will not be construed as overruling any decision by us, the Board or the Compenstion Committee. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board or the Compensation Committee, or to create or imply any additional fiduciary duties for us or the Board or the Compensation Committee.

Required Vote

The approval of the nonbinding shareholder resolution on executive compensation requires the affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy at the annual meeting and casting votes affirmatively or negatively thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Because they are not votes cast affirmatively or negatively, abstentions and broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

Our Board of Directors recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the Summary Compensation Table, the accompanying compensation tables, and the related narrative disclosure.

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PROPOSAL NO. 6 – NONBINDING VOTE REGARDING THE FREQUENCY OF VOTING ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, we are also required to seek a nonbinding advisory stockholder vote regarding the frequency of submission to stockholders of a Say-on-Pay advisory vote such as Proposal 4. The Dodd-Frank Act specifies that stockholders be given the opportunity to vote on our executive compensation program either annually, every two years or every three years. Although this vote is advisory and nonbinding, our Board of Directors will review voting results and give serious consideration to the outcome of such voting.

Our Board of Directors recognizes the importance of receiving regular input from our stockholders on important issues such as our compensation programs. Our Board also believes that a well-structured compensation program should include plans that drive creation of stockholder value over the long-term, and that it should receive advisory input from our stockholders. Accordingly, as indicated below, the Board recommends that you vote in favor of a three-year advisory vote on our compensation programs. The advisory vote on the frequency of voting on executive compensation is to be held not less frequently than every six years, with the next such vote to be held at the 2030 Annual Meeting of Stockholders.

Stockholders may cast their vote on their preferred voting frequency by choosing the option of one year, two years, or three years, or abstain from voting when voting in response to the resolution set forth below:

“RESOLVED, that the holders of the common stock of the Company indicate, by their vote on this resolution, whether the vote on executive compensation should take place every one year, every two years or every three years.”

Required Vote

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, as indicated above, the stockholder vote on this resolution will not be binding on us or the Board of Directors and will not be construed as overruling any decision by us or the Board. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for us or the Board.  Abstentions and broker nonvotes will have no impact on the outcome of this proposal.

Board Recommendation

Our Board of Directors recommends that you vote FOR the option of “Once Every Three Years” as the frequency with which stockholders are provided an advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the SEC.

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PROPOSAL NO. 7  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ratification Proposal

We are asking stockholders to ratify the appointment of WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Stockholder ratification of the appointment of Withum is not required by our Bylaws or other applicable legal requirements. However, our board is submitting the appointment of Withum to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Withum are expected to be present at the Annual Meeting, and they will have the opportunity to respond to questions and to make a statement if they so desire.

Change of Independent Registered Public Accounting Firm

The Audit Committee (the “Committee”) of the Board of Directors of the Company previously conducted an analysis to determine the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. The Committee considered the Company’s independent auditors for the fiscal year ended December 31, 2022, Haskell & White LLP (“Haskell”), as well as Withum, the independent registered public accounting firm that audited the financial statements for Old Catheter for the fiscal year ended December 31, 2022.  The Company acquired Old Catheter on January 9, 2023, and is now primarily focusing its operations on the Old Catheter line of business.  Haskell reviewed the Company’s financial statements for the quarter ended March 31, 2023.

 As a result of this process, following discussions with Haskell and Withum, on June 21, 2023, the Audit Committee approved the appointment of Withum as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023 and entered into an engagement letter with Withum. On the same date, the Audit Committee approved the dismissal of Haskell as the Company’s independent registered accounting firm.

Haskell’s report on the Company’s financial statements as of and for the fiscal years ended December 31, 2022 and 2021 filed with the Company’s Form 10-K for the year ended December 31, 2022 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.  Haskell’s report on the Company’s financial statements as of and for the fiscal year ended December 31, 2021 filed with the Company’s Form 10-K, as amended, for the year ended December 31, 2021, included an explanatory paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through June 21, 2023, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K  between the Company and Haskell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Haskell’s satisfaction, would have caused Haskell to make reference thereto in their reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Haskell with a copy of the foregoing disclosures and requested that Haskell furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the statements made therein. A copy of Haskell’s letter dated June 26, 2023, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on June 26, 2023.

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During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through June 21, 2023, neither the Company nor anyone on its behalf consulted with Withum regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Withum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to the Independent Registered Public Accounting Firm

The following table represents aggregate fees for the audit of the company’s annual financial statements for the year ended December 31, 2023, and fees billed for other services rendered by Withum during 2023. It does not include fees billed to us for services rendered by our previous auditor, Haskell & White LLP, during 2023, or fees billed to us by Withum for services rendered prior to their appointment as our independent auditor in June 2023.  We paid Withum $327,663 in fees during 2023 for services rendered by them prior to their appointment as our independent auditor in June 2023.

2023 (Withum)
Audit Fees (1)	$1,033,534
Audit-Related Fees (2)	—
Tax Fees (3)	—
All Other Fees (4)	—
Total Fees	$1,033,534

(1)

“Audit Fees” consist of fees billed for professional services rendered during the respective fiscal year in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years. This includes consents and other services related to SEC matters and registration statements.

(2)

“Audit-Related Fees” generally include fees incurred for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements but are not otherwise included as Audit Fees.

(3)	“Tax Fees” consist of permissible tax compliance and tax advisory service fees. Withum did not bill us for any tax fees for the year ended December 31, 2023.

(4)	“All Other Fees” consist of fees billed for services other than the services reported in Audit Fees, Audit-Related Fees, and Tax Fees.

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Auditor Independence

During the year ended December 31, 2023, there were no other professional services provided by Withum that would have required our audit committee to consider their compatibility with maintaining Withum’s independence.

Pre-Approval Policy

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants and the related estimated fees. These services may include audit services, audit-related services, tax services and other services. Our audit committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to our audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. All of Withum’s services to the Company for fiscal year 2023 described above were pre-approved by our audit committee.

Possible Effects of the Proposal

If the appointment is not ratified by our stockholders, it will have no impact on our retention of Withum for the fiscal year ended December 31, 2024, but our audit committee will take that vote into consideration when determining whether it should appoint another independent registered public accounting firm with respect to the year ending December 31, 2024.

Required Vote

The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and casting votes affirmatively or negatively thereon is required for approval of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ended December 31, 2024.  You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Because they are not votes cast affirmatively or negatively, abstentions and broker non-votes will not affect the outcome of voting on this proposal.

Recommendation of the Board of Directors

Our board of directors recommends a vote “FOR” the approval of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ended December 31, 2024.

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REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of the Board of Directors comprised solely of independent directors as required by the listing standards of the NYSE American and rules and regulations of the SEC. The audit committee serves as the representative of the Board with respect to its oversight of:

o	our accounting and financial reporting processes and controls and the audit of our financial statements;

o	the integrity of our financial statements;

o	our compliance with legal and regulatory requirements and efficacy of and compliance with our corporate policies;

o	management’s processes and policies for identifying, monitoring and addressing enterprise risks; and

o	the independent registered public accounting firm’s appointment, qualifications and independence.

The audit committee also reviews the performance of our independent registered public accounting firm, including the qualifications and performance of the lead partner, in the annual audit of our financial statements and in assignments unrelated to the audit, and reviews and preapproves the independent registered public accounting firm’s audit and non-audit fees.

The members of the audit committee are currently James Caruso (chair) and John P. Francis. Each of the members of the Audit Committee is an “independent director” as currently defined in the applicable NYSE American and U.S. Securities and Exchange Commission (“SEC”) rules. The Board of Directors has also determined that Mr. Caruso is an “audit committee financial expert” as described in applicable rules and regulations of the SEC.

In fulfilling its oversight responsibilities, the audit committee meets at least quarterly and provides our Board such information and materials as it may deem necessary to make our Board aware of financial matters requiring the attention of our Board. The audit committee reviews our financial disclosures and meets privately, outside the presence of our management, with our independent registered public accounting firm. The audit committee also reviewed and discussed the audited financial statements in our 2023 Annual Report with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The audit committee reports on these meetings to our Board.

The audit committee has reviewed and discussed the Company’s audited financial statements with management and WithumSmith+Brown, PC, the Company’s independent registered public accounting firm for 2023. The audit committee has discussed with WithumSmith+Brown, PC the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees).

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The audit committee has received and reviewed the written disclosures and the letter from WithumSmith+Brown, PC required by the applicable requirements of the Public Company Accounting Oversight Board regarding WithumSmith+Brown, PC’s communications with the audit committee concerning independence and has discussed with WithumSmith+Brown, PC its independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the audit committee of the board of directors:

James Caruso (Chair)

John P. Francis

The information contained in the above Report of the Audit Committee shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Catheter Precision, Inc., or the Company, specifically incorporates it by reference in such filing.

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EXECUTIVE OFFICERS

The names of our executive officers and key employees, their ages, their positions with the Company and other biographical information as of May 10, 2023 are set forth below. There are currently no family relationships among any of our directors or executive officers.

Name	Age	Position
David Jenkins	66	Executive Chairman of the Board and Chief Executive Officer
Margrit Thomassen	54	Interim Chief Financial Officer and Secretary
Marie-Claude Jacques	39	Chief Commercial Officer

David Jenkins. Please see the biographical information above in the section entitled “Board of Directors and Corporate Governance — Director Nominees.”

Margrit Thomassen, became interim Chief Financial Officer and Secretary as of January 2, 2024.  Ms. Thomassen has served as Controller of the Company since the merger with Old Catheter on January 9, 2023.  From 2005 until 2023 she worked as Chief Financial Officer of SeaCap Management LLC, an affiliate of Mr. Jenkins, on various investment opportunities handling accounting, tax, management and human resources tasks.  In 2021, she assumed the role of Controller at Old Catheter.

Marie-Claude Jacques, from January 2023 to January 2024, was the Director of Field Integration for Boston Scientific Corporation, a Fortune 500 manufacturer of medical devices used in rhythm management, endoscopy, neuromodulation, peripheral interventions and neurology/pelvic health. Ms. Jacques was employed with the AF Solutions Group of Boston Scientific’s cardiology division. From February 2022 to December 2022, she was the Vice President of Sales, Access Solutions for that group. From August 2022 to December 2022, Ms. Jacques was Vice President of US sales for Baylis Medical Company Inc., a company that offers advanced transseptal access solutions as well as guidewires, sheaths and dilators used to support catheter-based left-heart procedures. From June 2014 to August 2022, Ms. Jacques was Director of US Sales for Baylis Medical Company Inc.

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EXECUTIVE COMPENSATION

Processes and Procedures for Executive Compensation

The Compensation Committee assists the Board in discharging the Board’s responsibilities relating to oversight of the compensation of the chief executive officer and other executive officers, including reviewing and making recommendations to the Board with respect to the compensation, plans, policies and programs for the chief executive officer and other executive officers and administering the equity compensation plans for executive officers and employees.

The Compensation Committee annually reviews the compensation, plans, policies and programs for the chief executive officer and other executive officers. In connection therewith, the Compensation Committee considers, among other things, each executive officer’s performance in light of established individual and corporate goals and objectives and the recommendations of our chief executive officer. In particular, the Compensation Committee considers the recommendations of the chief executive officer when reviewing base salary and incentive performance compensation levels of the executive officers and when setting specific individual and corporate performance targets under the annual incentive bonus plan for the executive officers. While the chief executive officer provides input on his compensation, he does not participate in compensation committee or Board deliberations regarding his own compensation. The Compensation Committee may delegate its authority to a subcommittee, but it may not delegate any power or authority required by agreement, law, regulation or listing standard to be exercised by the Compensation Committee as a whole.

Named Executive Officers

The named executive officers for 2023 (“NEOs”) consist of our principal executive officer and our former Chief Financial Officer, who were our only executive officers as of December 31, 2023, as well as our former Chief Executive Officer, who left the Company in April 2023.  The NEOs are as follows:

•	David A. Jenkins, Executive Chairman and Interim Chief Executive Officer;

•	Steve Passey, former Chief Financial Officer; and

•	Jonathan Will McGuire, former Chief Executive Officer and Secretary.

Mr. Jenkins was appointed Executive Chairman upon effectiveness of the Merger on January 9, 2023.  Mr. McGuire served as Chief Executive Officer until April 28, 2023.  Mr. Jenkins was appointed interim Chief Executive Officer beginning April 28, 2023, and Chief Executive Officer beginning January 2, 2024. Mr. Passey served as Chief Financial Officer from April 1, 2023, through December 31, 2023.

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Summary Compensation Table

The following table provides information regarding the compensation of the NEOs for 2023 and 2022, as applicable:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
David A. Jenkins	2023	300,000							300,000
Executive Chairman and Interim Chief Executive Officer
Jonathan Will McGuire	2023	173,077					1,750,000	(1)	1,923,077
Former Chief Executive Officer and Secretary	2022	500,000	—	—	—	—	43,953	(2)	543,953
Steve Passey	2023	189,664							189,664
Former Chief Financial Officer

(1)	Represents severance pay that Mr. McGuire became entitled to upon his resignation, which was effective April 28, 2023, and which was paid in May 2023.

(2)	Amounts include Company matching contributions to 401(k) plan; taxable amounts from vested stock awards; and amounts paid for a supplemental health insurance plan.

Executive Employment Agreements and Arrangements

David A. Jenkins

In January 2023, we entered into an oral employment agreement with David A. Jenkins, Chairman of the Board. In accordance with the terms of Mr. Jenkins’ employment agreement, he is entitled to annual compensation of $300,000.

Jonathan Will McGuire

The Company entered into an offer letter with Mr. McGuire dated March 9, 2020 which provided for at-will employment. The offer letter provided for an initial base salary of $500,000 and eligibility annually for a target cash bonus of 100% of his annual base salary, based on achieving performance objectives established by our board of directors or a committee of our board of directors. Mr. McGuire was also entitled to certain severance benefits and change in control payments, as more fully described in Mr. McGuire’s Change in Control and Severance Agreement below.

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Steve Passey

During his employment with the Company, Mr. Passey received an annual salary of $250,000.  He was also eligible to receive bonuses and equity awards at the discretion of the Compensation Committee.  No such bonuses or awards were awarded.

Margrit Thomassen

Margrit Thomassen became interim Chief Financial Officer and Secretary in January 2024. She joined the Company as controller in January 2023, in connection with the Merger with Old Catheter.  She has no written employment and is an at will employee.  Ms. Thomassen’s annual salary for both 2023 and 2024 is $144,000. In January 2024, Ms. Thomassen received a grant of options to purchase 25,000 shares of Company common stock which have an exercise price of $0.40 per share, vest ratably over five years and have a term of 10 years.

Marie-Claude Jacques

Mrs. Jacques joined the Company as Chief Commercial Officer on May 1, 2024. She has no written employment and is an at will employee. Her 2024 compensation is $240,000 in annualized base salary plus a 7.5% commission on all sales from May 1, 2024 through December 31, 2024, with aggregate minimum guaranteed compensation of $400,000 for the first 12 months of her employment. Her commission structure will be renegotiated for 2025. She received an option to purchase 250,000 shares of Common Stock on May 1, 2024, with an exercise price of $.5321 per share and a ten-year term, which vests in 20% increments over five years.

Mr. McGuire’s Change in Control and Severance Agreement

The Company entered into a change in control and severance agreement with Mr. McGuire on March 30, 2020.  The agreement provided for certain severance benefits, including the change in control payments described below, if the termination was by the Company without cause, or by Mr. McGuire for good reason, as such terms are defined in the agreement.  If such termination occurred within a certain Change in Control Period, the change in control payments described below became payable.  In January 2023, the agreement was amended to provide that the Change in Control Period would begin three months before a Change in Control, including the merger with Old Catheter, and end 24 months following such event.

Prior to an April 2023 amendment, if the termination described above occurred within the Change in Control Period, Mr. McGuire became entitled to the following:

•

a lump-sum payment equal to 24 months of the executive officer’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction) or if greater, at the level in effect immediately prior to the change in control);

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•	a lump-sum payment equal to 150% of the executive officer’s target annual bonus as in effect for the fiscal year in which such termination occurs;

•

payment of premiums for coverage under COBRA for the executive officer and the named executive officer’s eligible dependents, if any, for up to 24 months, or taxable monthly payments for the equivalent period in the event payment of the COBRA premiums would violate or be subject to an excise tax under applicable law; and

•

100% accelerated vesting and exercisability of all outstanding equity awards and, in the case of an equity award with performance-based vesting, all performance goals and other vesting criteria generally will be deemed achieved at target.

The agreement provided that if any of the amounts provided for above or otherwise payable to Mr. McGuire would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax, he would be entitled to receive either full payment of benefits under the change in control or severance agreement or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever resulted in the greater amount of after-tax benefits to the executive officer. The change in control and severance agreement did not require us to provide any tax gross-up payments.

The agreement was amended in April 2023 to clarify that Mr. McGuire’s severance payment would be based on his 2022 salary and bonus target, and that he would not be entitled to COBRA benefits.  Mr. McGuire resigned for “good reason” as defined in the agreement, effective April 28, 2023.  Upon his resignation, he became entitled to receive a payment of approximately $1.75 million under the agreement, which amount was paid in May 2023.

Outstanding Equity Awards at 2023 Fiscal Year-End

As of December 31, 2023, none of the NEOs named above held unexercised stock options, unvested stock awards, or any unearned and unvested shares, units or other rights awarded under equity incentive plans.  All of Mr. McGuire’s unvested awards vested upon his resignation in April 2023, and his stock options became no longer exercisable three months following his resignation.  Ms. Thomassen held options to purchase Company stock on December 31, 2023, which were received pursuant to the merger with Old Catheter, as described in “Certain Relationships and Related Party Transactions” below.

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Perquisites, Health, Welfare and Retirement Benefits

Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees.

We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances. Our board of directors may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.

401(k) Savings Plan

Prior to the merger with Old Catheter, the Company maintained a tax-qualified retirement plan that provided eligible employees, including named executive officers, with an opportunity to save for retirement on a tax advantaged basis. All participants’ interests in their deferrals were 100% vested when contributed. Pre-tax and after-tax contributions were allocated to each participant’s individual account and were then invested in selected investment alternatives according to the participant’s directions. The Company, in its sole discretion, could make certain contributions to the plan. The 401(k) plan was intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions were not taxable to the employees until distributed from the 401(k) plan, and all contributions, if any, were deductible by the Company when made. As a result of the Merger, the Company terminated the 401(k) Savings Plan and liquidated all assets in March 2023.

Pay Versus Performance

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “compensation actually paid” (“CAP”) to each of our Principal Executive Officers (“PEO”) and to our Non-PEO Named Executive Officers, or NEOs, and certain Company performance for the fiscal years listed below. The disclosure follows SEC guidelines for smaller reporting companies.  Because we are a smaller reporting company which ceased to be an emerging growth company at the end of fiscal 2023, we are only required to provide information for fiscal 2023 and fiscal 2022 in the table below.

The Pay versus Performance table below summarizes the compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the 2023 and 2022 calendar year:

Year	PEO 1 Summary Compensation Table Total ($)(1)	PEO 2 Summary Compensation Table Total ($)(2)	PEO 1 Compensation Actually Paid ($)(1)(4)	PEO 2 Compensation Actually Paid ($)(2)(4)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3)(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income (in thousands) ($)
2023	1,923,077	300,000	1,920,763	300,000	189,664	189,664	0.51	(70,572)
2022	543,953	n/a	473,969	n/a	234,881	223,181	7.55	(26,865)

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(1)

Jonathan Will McGuire (PEO 1) served as the Company’s PEO in 2022 and in 2023 through April 28, 2023. His total compensation for each of those years is shown in the column titled PEO 1 Summary Compensation Table Total.

(2)

David Jenkins (PEO 2) served as the Company’s PEO in 2023 from April 28, 2023. He served as a non-PEO NEO from January 9, 2023 to April 28, 2023. His total 2023 compensation is shown in the column titled PEO 2 Summary Compensation Table Total.

(3)

Steven Passey served as a Non-PEO NEO in 2023 from April 1, 2023 to December 31, 2023. Brian Conn served as a Non-PEO NEO in 2022 from July 14, 2022 to December 31, 2022. Andrew Jackson served as a Non-PEO NEO in 2022 from January 1, 2022 to May 25, 2022.

(4)	The dollar amounts reported represent CAP, as calculated in accordance with SEC rules; see table below.

Calculation of Compensation Actually Paid (CAP).  To calculate the CAP to our PEOs and Non-PEO NEOs in the table above according to SEC reporting rules, the following adjustments were made to Total Compensation as reported in the Summary Compensation Table for each covered year:

	2023				2022
	PEO 1		PEO 2	Average Non-PEO NEOs	PEO 1		Average Non-PEO NEOs
Total Compensation from Summary Compensation Table	$1,923,077		$300,000	$189,664	$543,953		$234,881
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	n/a		n/a	n/a	n/a		n/a
Year-end fair value of unvested awards granted in the current year	n/a		n/a	n/a	n/a		n/a
Year-over-year difference of year-end fair values for unvested awards granted in prior years	n/a		n/a	n/a	(36,271	)(1)	n/a
Fair values at vest date for awards granted and vested in current year	n/a		n/a	n/a	n/a		n/a
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	(2,314	)(1)	n/a	n/a	(33,713	)(1)	(2,457)
Forfeitures during current year equal to prior year-end fair value	n/a		n/a	n/a	n/a		(9,243	)(1)
Dividends or dividend equivalents not otherwise included in total compensation	n/a		n/a	n/a	n/a		n/a
Total Adjustments for Equity Awards	(2,314	)(1)	0	0	(69,984	)(1)	(11,700	)(1)
Compensation Actually Paid (as calculated)	$1,920,763		$300,000	$189,664	$473,969		$223,181

(1)

Excludes information with respect to stock options.  Consistent with the treatment in the Company’s financial statements for the year ended December 31, 2023, the value of stock options has been determined to be de minimis, and any changes in those values have also been determined to be de minimis; as a result, information with respect to stock options has not been included in the information presented.

Relationship Between Compensation Actually Paid and the Company’s Total Shareholder Return (TSR). From 2022 to 2023, the compensation actually paid to PEO 1 increased by 305.3%, and the average of the compensation actually paid to the other Non-PEO NEOs decreased by 15.0%, compared to a 99.49% decrease in our TSR over the same time period.  PEO 2 did not serve as PEO during 2022 and was excluded from this analysis.

Relationship Between Compensation Actually Paid and the Company’s Net Loss. From 2022 to 2023, the compensation actually paid to PEO 1 increased by 305.3%, and the average of the compensation actually paid to the other Non-PEO NEOs decreased by 15.0%, compared to a 162.7% increase in our net loss over the same time period.  PEO 2 did not serve as PEO during 2022 and was excluded from this analysis.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Person Transactions

Pursuant to SEC rules, a “transaction” with a related party includes any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company was or is a participant and the related person had or will have a direct or indirect material interest where the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years. Accordingly, the applicable threshold for us is $120,000.

Since January 1, 2022, we have engaged in the following transactions in which our executive officers, directors, promoters or beneficial owners of more than 5% of our common stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under “Executive Compensation.” We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Employment and Related Agreements

We currently do not have written employment agreements with our executive officers. For information about our employment agreements with our Named Executive Officers, who are former employees, refer to “Executive Compensation—Executive Employment Agreements and Arrangements.”

In January 2023, we entered into an oral employment agreement with Missiaen Huck, Mr. David Jenkins’ adult daughter. Ms. Huck serves as the non-executive chief operating officer of Catheter and receives annual compensation of $165,000.  In January 2024, Ms. Huck received a grant of options to purchase 25,000 shares of Company common stock which have an exercise price of $0.40 per share, vest ratably over five years and have a term of 10 years. As noted below, Ms. Huck also holds options to purchase an additional 144,169 shares of Company common stock which were originally issued by Old Catheter and assumed in the merger with Old Catheter.

Margrit Thomassen became interim Chief Financial Officer and Secretary in January 2024. She joined the Company as controller in January 2023, in connection with the Merger with Old Catheter.  Ms. Thomassen’s annual salary for both 2023 and 2024 is $144,000. In January 2024, Ms. Thomassen received a grant of options to purchase 25,000 shares of Company common stock which have an exercise price of $0.40 per share, vest ratably over five years and have a term of 10 years. As noted below, Ms. Thomassen also holds options to purchase an additional 16,764 shares of Company common stock which were originally issued by Old Catheter and assumed in the merger with Old Catheter.

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Merger-Related Transactions

Mr. Jenkins and his affiliates held approximately $25.1 million of Old Catheter’s Convertible Promissory Notes, or the Notes, that were converted in the Old Catheter merger into 7,856.251 shares of Series X Preferred Stock. Upon consummation of the merger, each such Noteholder received, in exchange for discharge of the principal of his or its Notes, a number of shares of our Series X Preferred Stock representing a potential right to convert into our common stock in an amount equal to one common share for each $3.20 of principal amount. In consideration for forgiving the interest accrued but remaining unpaid under the Notes in an aggregate amount of approximately $13.9 million, Mr. Jenkins and his affiliates also received royalties equal to 11.77% of the net sales, if any, of the LockeT device, commencing upon the first commercial sale and through December 31, 2035.

In addition to the shares described above that were issued in connection with the Notes, Mr. Jenkins and his affiliates received 1,325.838 shares of Series X Preferred Stock in the merger, and Mr. Jenkins’ adult children received 1,284.344 shares of Series X Preferred Stock in the merger, all in exchange for their equity interests in Old Catheter in accordance with the merger exchange ratio.  Additional, noninterest-bearing demand loans totaling $1,075,000 from David Jenkins to Old Catheter were repaid by the Company at or shortly after the closing of the merger.

Mr. Jenkins’ daughter, Missiaen Huck, received options to purchase 144,169 shares of the Company’s common stock upon the closing of the merger in exchange for her options to purchase shares of Catheter common stock, converted based on the exchange ratio in the merger. Of the total options to purchase 144,169 shares of the Company’s common stock, 140,816 options have an exercise price of $0.59 per share, and the remaining 3,353 options have an exercise price of $2.02 per share.

Ms. Thomassen received options to purchase 16,764 shares of the Company’s common stock upon the closing of the merger in exchange for her options to purchase shares of Catheter common stock, converted based on the exchange ratio in the merger.  The options have an exercise price of $0.59 per share.

Following stockholder approval on March 21, 2023, we issued 991,828 shares of common stock to Mr. Jenkins and affiliates upon conversion of 991.828 shares of Series X Preferred Stock, and 235,320 shares of common stock to his adult children upon conversion of 235.320 shares of Series X Preferred Stock.

Warrant Inducement Offer

On January 9, 2023, the Company reduced the exercise price of certain existing warrants (the "Existing Warrants"), exercisable for 331,608 shares of the Company’s common stock held by Armistice Capital Master Fund Ltd. (“Armistice”) with exercise prices ranging from $14.00 to $526.50 per share to $4.00 per share (the "2023 Warrant Repricing"). In connection with the 2023 Warrant Repricing, the Company entered into a warrant inducement offer letter (the "2023 Inducement Letter") with Armistice pursuant to which it would exercise up to all of the 331,608 Existing Warrants (the "Inducement Offer"). In consideration for exercising the Existing Warrants pursuant to the terms of the 2023 Inducement Letter, the Company received approximately $1.3 million in gross proceeds. The Company paid the placement agent aggregate cash fees of approximately $0.2 million related to the Inducement Offer which represented 8.0% of the gross proceeds received from the Inducement Offer plus other offering costs resulting in net proceeds to the Company of $1.1 million. In consideration for exercising the Existing Warrants pursuant to the terms of the 2023 Inducement Letter, the Company issued Armistice a new Series E common stock purchase warrant, or Series E Warrant (the "Series E Warrant"), to purchase 331,608 shares of common stock at an exercise price of $4.00 per share. The Series E Warrant is exercisable for five years from the date of stockholder approval. Exercise of the Series E Warrant in full was subject to approval of the Company's stockholders other than Armistice which was obtained at the stockholders’ meeting held on March 21, 2023 (the “Stockholders’ Meeting”).

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Private Placement

On January 9, 2023, the Company entered into a Securities Purchase Agreement (“Securities Purchase Agreement”) for a private placement (“Private Placement”), with Armistice. Pursuant to the Securities Purchase Agreement, Armistice agreed to purchase, for an aggregate purchase price of approximately $8.0 million, (a) Class A units at a price that was the lower of $3.00 per unit and 90% of the 5 day volume weighted average price of the Company’s common stock immediately prior to obtainment of the approval of the Company’s stockholders of conversion of the PIPE Preferred Stock and PIPE Warrants (as each are defined below), each consisting of one share of common stock, one Series F common stock purchase warrant, or Series F Warrant, and one Series G common stock purchase warrant, or Series G Warrant, and together with the Series F Warrants (the “PIPE Warrants”) and (b) Class B units at a price of $1,000 per unit, each consisting of one share of a new series of the Company’s preferred stock, designated as Series A Convertible Preferred Stock (the “PIPE Preferred Stock”), par value $0.0001, and one Series F Warrant and one Series G Warrant for each share of the Company’s common stock underlying the PIPE Preferred Stock (each share of which is convertible into a number of shares of the Company’s common stock equal to $1,000 divided by the lower of $3.00 and 90% of the 5 day volume weighted average closing price of the Company’s common stock immediately prior to the obtainment of the approval of the Company’s stockholders of conversion of the PIPE Preferred Stock and PIPE Warrants, or the Preferred Conversion Rate). The closing under the Securities Purchase Agreement and the sale and issuance of the Class A units and Class B units (and the issuance of any underlying common stock) were approved at the Stockholders’ Meeting. At the closing of the Private Placement, the Company issued 497,908 Class A units for proceeds of approximately $0.9 million and 7,203 Class B units for proceeds of approximately $7.1 million, the preferred stock underlying which is convertible into up to 4,501,060 shares of common stock, as well as the issuance of warrants described below.

The PIPE Warrants, including Series F warrants and Series G warrants, are exercisable at an exercise price of $3.00 per share, subject to adjustments as provided under the terms of the PIPE Warrants. The PIPE Warrants are exercisable at any time on or after the closing date of the Private Placement until the expiration thereof, except that the PIPE Warrants cannot be exercised if, after giving effect thereto, the purchaser would beneficially own more than 4.99%, or the Maximum Percentage, of the outstanding shares of common stock of the Company, which Maximum Percentage may be increased or decreased by the purchaser with written notice to the Company to any other percentage specified not in excess of 9.99%. The Series F Warrants have a term of two years from the date of stockholder approval, and the Series G Warrants have a term of six years from the date of stockholder approval. The Series F Warrants and Series G Warrants were approved at the Stockholders’ Meeting.

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Issuance of Securities upon Conversion of Series A Preferred

On July 5, 2023 the Company issued 1,093,552 shares of its common stock in connection with the conversion of 1,750 shares of its outstanding Series A Convertible Preferred Stock held by Armistice Capital Master Fund Ltd. (“Armistice”). The shares were issued in connection with two separate conversions of 875 shares of Series A Convertible Preferred Stock into 546,776 shares of common stock that occurred on July 3, 2023. Each share of Series A Convertible Preferred Stock is convertible into approximately 625 shares of common stock.

On July 24, 2023, the Company issued 546,776 shares of its common stock in connection with the conversion of 875 shares of its outstanding Series A Convertible Preferred Stock held by Armistice.

On January 24, 2024, the Company issued 546,776 shares of its common stock in connection with the conversion of 875 shares of its outstanding Series A Convertible Preferred Stock held by Armistice.

Indemnification of Officers and Directors

We have historically entered into indemnification agreements with directors and executive officers, in addition to the indemnification provided for in our amended and restated certificate of incorporation and amended and restated Bylaws, and we may also do so in the future. The indemnification agreements and our amended and restated certificate of incorporation and amended and restated Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of ______, 2024 by:

•	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based on an aggregate of [7,573,403] shares of our common stock outstanding as of _____, 2024.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to: (i) the exercise of stock options that are either immediately exercisable or exercisable on or before _____,2024, which is 60 days after ______, 2024 and (ii) outstanding warrants to purchase common stock held by that person that are either immediately exercisable or exercisable on or before ______, 2024, which is 60 days after _____, 2024. These shares are deemed to be outstanding and beneficially owned by the person holding those options and warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise noted below, the address of each of the individuals and entities named in the table below is c/o Catheter Precision, Inc., 1670 Highway 160 West, Suite 205, Fort Mill, South Carolina 29708. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

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Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
5% Stockholders:
Armistice Capital Master Fund Ltd. (1)	752,874	9.99%
Directors and Named Executive Officers:
Jonathan Will McGuire (2)	504	*
David A. Jenkins (3)	1,044,087	13.79%
Steven K. Passey	—	—
James J. Caruso (4)	3,862	*
Martin Colombatto (5)	2,773	*
John P. Francis (6)	6,242	*
All directors and executive officers as a group (6 persons) (2)(3)(4)(5)(6)(7)	1,074,232	14.14%

(1)

The number of shares presented as beneficially owned by shareholder was obtained from Schedule 13G filed by the shareholder on February 14, 2024 and represents shares issuable upon conversion of Series A Preferred Stock. The precise number of shares beneficially owned by the shareholder depends upon the operation of certain beneficial ownership blockers and the number of shares outstanding, and therefore may be greater or less than the number presented from time to time. The table does not include other derivative securities that are not currently exercisable due to beneficial ownership blockers. Address of stockholder is 510 Madison Avenue, 7th Floor, New York, NY 10022.

(2)	Mr. McGuire resigned as an officer, director and employee of the Company effective April 28, 2023.
(3)

Includes (i) 2,264 shares held by a family charitable trust of which Mr. Jenkins is the trustee; (ii) 2,264 shares held by a charitable remainder unitrust of which Mr. Jenkins’ wife is the trustee; and (iii) 709,703 shares held by a partnership of which Mr. Jenkins is the manager member of the managing partner. Excludes 235,320 shares held by certain adult immediate family members of Mr. Jenkins. Does not include 8,190.261 shares of Series X Preferred Stock held by Mr. Jenkins and his affiliates which are convertible into 8,190,261 shares of common stock but which are subject to certain beneficial ownership blockers and which may not be converted, at the earliest, until July 9, 2024. Also does not include 1,049.024 shares of Series X Preferred Stock held, in the aggregate, by certain adult immediate family members of Mr. Jenkins and which are convertible into 1,049,024 shares of common stock, but which are subject to certain beneficial ownership blockers and which may not be converted, at the earliest, until July 9, 2024. Also does not include exercisable options to purchase 144,169 shares of common stock and unvested options to purchase 25,000 shares of common stock held by Missiaen Huck, the non-executive chief operating officer of Catheter and Mr. Jenkins’ adult daughter.

(4)

Does not include 7.932 shares of Series X Preferred Stock held by Mr. Caruso which are convertible into 7,932 shares of common stock but which are subject to certain beneficial ownership blockers and which may not be converted, at the earliest, until July 9, 2024. Includes currently exercisable options to purchase 2,083 shares of common stock. Does not include unvested options to purchase 22,917 shares of common stock.

(5)

Includes (i) 73 shares of common stock subject to options exercisable within 60 days of March 12, 2024, and (ii) 30 shares held of record by M. Colombatto Trust, of which Mr. Colombatto serves as trustee, and (iii) exercisable options to purchase 2,083 shares of common stock. Does not include unvested options to purchase 22,917 shares of common stock.

(6)

Includes (i) 1,548 shares of common stock subject to warrants exercisable within 60 days of March 12, 2024 held of record by Catalysis Partners (CP), (ii) exercisable options to purchase 2,083 shares of common stock, and (iii) 36 shares held by his spouse. Does not include unvested options to purchase 22,917 shares of common stock. Mr. Francis has an investment interest in CP and, together with his spouse, owns a controlling interest in Francis Capital Management LLC, which also has an investment interest in CP and serves as both its Managing Member and Investment Manager. Mr. Francis disclaims beneficial interest of these securities except to the extent of his pecuniary interest therein. Does not include 11.481 shares of Series X Preferred Stock held by a retirement fund for the benefit of Mr. Francis which are convertible into 11,481 shares of common stock but which are subject to certain beneficial ownership blockers and which may not be converted, at the earliest, until July 9, 2024.

(7)

Includes 16,764 shares of common stock underlying vested stock options held by Margrit Thomassen, the Company’s interim Chief Financial Officer and Secretary; excludes unvested options to purchase 25,000 shares of common stock held by Ms. Thomassen. Excludes unvested options to purchase 250,000 shares of common stock held by Ms. Jacques.

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OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms, and written representations that we have received from certain reporting persons that they filed all required reports, we believe that all of our officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2023, other than one late Form 4 filed by Ms. Meline with respect to one transaction and one late Form 4 filed by Mr. McGuire with respect to one transaction.

Fiscal Year 2023 Annual Report

Our financial statements for our fiscal year ended December 31, 2023 are included in our 2023 Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on April 1, 2024, or our Annual Report, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our Annual Report are posted on our website, www.catheterprecision.com, under the investors tab and at the website of the SEC, at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Catheter Precision, Inc., 1670 Highway 160 West Suite 205, Fort Mill, SC 29708, Attention: Corporate Secretary.

Company Website

We maintain a website at www.catheterprecision.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

Availability of Bylaws

A copy of our Bylaws, as amended, may be obtained by accessing Catheter Precision’s filings on the SEC’s website at www.sec.gov, and clicking on Exhibits 3.2.1 and 3.2.2. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

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PROPOSALS OF STOCKHOLDERS FOR 2025 ANNUAL MEETING

Stockholders may present proper proposals for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our corporate secretary so that they are received at our principal executive offices not later than the close of business (5:30 p.m. Eastern time) on [_______]. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.

In order for a proposal that does not comply with Rule 14a-8 to be properly brought before our 2025 annual meeting of stockholders, a stockholder must have given timely notice of such proposal or nomination, in proper written form, as required by Section 2.4 of our Amended and Restated Bylaws, as amended. To be timely for our 2025 annual meeting of stockholders, a stockholder’s notice of a matter that the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to our corporate secretary at our principal executive offices not less than 45 days and not more than 75 days before the one-year anniversary of the date on which we first mailed our proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. As a result, any written notice given by a stockholder pursuant to these provisions of our Bylaws must be received by our corporate secretary at our principal executive offices:

•	not earlier than [______, 2024], and

•	not later than [________, 2024].

In the event that we hold our 2025 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the Annual Meeting, then such written notice must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the following two dates:

•	the 90th day prior to such annual meeting, or

•	the 10th day following the day on which public announcement of the date of such meeting is first made.

To be in proper written form, a stockholder’s notice and/or proposals must include the specified information concerning the proposal or nominee as described in Section 2.4 of our Amended and Restated Bylaws, as amended. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Notices and/or proposals should be addressed to:

Catheter Precision, Inc.

Attention: Corporate Secretary

1670 Highway 160 West Suite 205

Fort Mill, SC 29708

(973) 691-2000

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In addition, a stockholder who intends to solicit proxies in support of director nominees submitted under the advance notice provisions of our Bylaws must provide notice to the Company with the information required by SEC Rule 14a-19, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 days prior to the one year anniversary date of the annual meeting (for the 2025 meeting, no later than May 4, 2025). Such notice should be delivered to our Corporate Secretary at our principal executive offices. If the date of the 2025 annual meeting is changed by more than 30 days from such anniversary date, however, then the stockholder must provide notice by the later of 60 days prior to the date of the 2025 annual meeting and the 10th day following the date on which public announcement of the date of the 2025 annual meeting is first made.

For information on how to access our Bylaws, please see the section entitled “Availability of Bylaws,” and for additional information regarding stockholder recommendations for director candidates, please see the section entitled “Board of Directors and Corporate Governance — Stockholder Recommendations for Nominations to our Board of Directors.”

*********

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the board of directors may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

Fort Mill, South Carolina

______, 2023

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ANNEX A

PROXY

CATHETER PRECISION, INC.

Annual Meeting of Stockholders

July 3, 2024 at 9:00 a.m. Pacific Time

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF CATHETER PRECISION, INC.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and hereby appoints David Jenkins and Margrit Thomassen, or either of them acting alone, with full power of substitution, as proxies to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Catheter Precision, Inc., that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on July 3, 2024 at 9:00 a.m. Pacific Time, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. The Annual Meeting will be held in virtual only format. In order to attend the meeting, you must first register at www.viewproxy.com/VTAK/2024 by 5:00 p.m. Pacific Time on July 2, 2024. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, AND IN THE DISCRETION OF THE PROXIES FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSALS 2-5 AND 7, IN FAVOR OF “THREE YEARS” WITH RESPECT TO PROPOSAL 6, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

(Continued and to be marked, dated, and signed on other side)

☐ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ☐

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting to be held on July 3, 2024:

The Proxy Statement is available at:

http://viewproxy.com/VTAK/2024

The Board of Directors recommends a vote “FOR” the following:

	Proposal 1. To elect two Class III directors:		Proposal 5. Nonbinding vote to approve executive compensation.

NOMINEES:	FOR	WITHHOLD	FOR ☐ AGAINST ☐ ABSTAIN ☐
(1) James Caruso	☐	☐
(2) John P. Francis	☐	☐	Proposal 6. Nonbinding vote regarding the frequency of voting on executive compensation.

	Proposal 2. To approve an amendment to our amended and restated certificate of incorporation, as amended, to decrease our authorized capital stock.		ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐

	FOR ☐ AGAINST ☐ ABSTAIN ☐		Proposal 7. To ratify the appointment of WithumSmith+Brown, PC as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

Proposal 3. To approve an amendment to our amended and restated certificate of incorporation, as amended, to effect a reverse stock split.
FOR ☐ AGAINST ☐ ABSTAIN ☐
FOR ☐ AGAINST ☐ ABSTAIN ☐
To consider and act upon such other business as may properly come before the meeting.
Proposal 4. To add two million shares to our 2023 Equity Incentive Plan.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Date________________________________________________________

Signature____________________________________________________

Signature (if held jointly)

NOTE: This proxy should be marked, dated, and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signatory is a corporation, please sign the full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ Please indicate if you plan to attend this meeting: ☐

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet: Go to www.FCRvote.com/VTAK Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Vote Your Proxy by Phone: Call 1-866-402-3905 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.

ANNEX B

CATHETER PRECISION, INC.

CERTIFICATE OF AMENDMENT

TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Catheter Precision, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that:

1. The name of the Corporation is Catheter Precision, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 14, 2018.

2. This Certificate of Amendment to Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the applicable provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware, by the Board of Directors and the stockholders of the Corporation.

3. Section 4.1 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read in its entirety as follows:

“Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is [•] million shares, consisting of [•] shares of Common Stock, par value $0.0001 per share (the “Common Stock”), and [•] million shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

1 f Proposal No. 2 is approved, the total number of authorized shares of capital stock will be 31 million, consisting of 30 million shares of common stock and one million shares of preferred stock.  If Proposal No. 2 is not approved, the total number of authorized shares of capital stock will be 310 million, consisting of 300 million shares of common stock and ten million shares of preferred stock.

Effective immediately upon the filing and effectiveness of this Certificate of Amendment (the “Effective Time”), each [•] shares of Common Stock of the Company, par value $0.0001 per share, that are issued and outstanding or held in treasury on the Effective Time shall be reverse split and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Company, par value $0.0001 per share, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The Reverse Stock Split shall occur automatically without any further action by the Corporation or by the holders of the shares affected thereby and whether or not the certificates representing such shares immediately prior to the Effective Time (the “Old Certificates”) are surrendered to the Corporation. The Reverse Stock Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock of the Corporation. No fractional shares shall be issued upon the exchange and subdivision. Stockholders who otherwise would be entitled to receive a fractional share of Common Stock shall be entitled to receive their pro rata portion of the net proceeds obtained from the aggregation and sale by the exchange agent of the fractional shares resulting from the Reverse Stock Split (reduced by any customary brokerage fees, commissions and other expenses). The disposition of fractional share interests shall be effected by the Corporation by having (x) the exchange agent of the Corporation aggregate such fractional interests, (y) the shares resulting from the aggregation sold and (z) the net proceeds received from the sale allocated and distributed among the holders of the fractional interests on the basis of the relative fractional interests held by stockholders as a result of the Reverse Stock Split. Following the Effective Time, each Old Certificate shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined and exchanged, subject to the elimination of fractional share interests as described above, until such time as such Old Certificate has been surrendered to the Corporation.

4. On [•], 202[•], the Board of Directors of the Corporation (or a duly authorized committee thereof) determined that each [•] shares of the Corporation's Common Stock, par value $0.0001 per share, issued and outstanding or held in treasury immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.0001 per share. The Corporation publicly announced this ratio on [•], 202[•].

5. This Certificate of Amendment shall become effective on [•], 202[•] at [•].

[signature page follows]

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IN WITNESS WHEREOF, Catheter Precision, Inc. has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be signed by _________, a duly authorized officer of the Corporation, on [•], 202[•].

Catheter Precision, Inc.

By:

Name:

Title:

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ANNEX C

CATHETER PRECISION, INC.

CERTIFICATE OF AMENDMENT

TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Catheter Precision, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that:

1. The name of the Corporation is Catheter Precision, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 14, 2018.

2. This Certificate of Amendment to Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the applicable provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware, by the Board of Directors and the stockholders of the Corporation.

3. Section 4.1 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read in its entirety as follows:

“Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 31 million shares, consisting of 30 million shares of Common Stock, par value $0.0001 per share (the “Common Stock”), and one million shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).”

4. This Certificate of Amendment shall become effective on [•], 202[•] at [•].

[signature page follows]

IN WITNESS WHEREOF, Catheter Precision, Inc. has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be signed by _________, a duly authorized officer of the Corporation, on [•], 202[•].

Catheter Precision, Inc.

By:

Name:

Title:

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ANNEX D

CATHETER PRECISION, INC.

2023 EQUITY INCENTIVE PLAN

CATHETER PRECISION, INC.

2023 EQUITY INCENTIVE PLAN, AS AMENDED

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentives to Employees, Directors, and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

(a)

“Administrator” means the Compensation Committee of the Board, or should the Board so determine, the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)

“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including without limitation the related issuance of shares of Common Stock, including without limitation under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)	“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, or Performance Shares.

(d)

“Award Agreement” means the written or electronic agreement between the Company and Participant setting forth the terms and provisions applicable to an Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)	“Board” means the Board of Directors of the Company.

(f)	“Change in Control” means the occurrence of any of the following events:

(i)

 Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii)

Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)

Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A, and a Change in Control will not be deemed to have occurred in the event that any former shareholder or debtholder of Catheter Precision, Inc. acquires more than 50% of the voting power of the Company as a result of the conversion of shares of the Company’s Series X preferred stock.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g)

“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other official guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.

(h)	“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(i)	“Common Stock” means the common stock of the Company.

(j)	“Company” means Catheter Precision, Inc., a Delaware corporation, or any successor thereto.

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(k)

“Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary of the Company to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(l)	“Director” means a member of the Board or of the board of directors of a Parent or a Subsidiary of the Company.

(m)

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n)

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)

“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash; (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator; and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)

If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last Trading Day such closing sales price was reported) as quoted on such exchange or system on the last Trading Day immediately preceding the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)	In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws.

(r) “Fiscal Year” means the fiscal year of the Company.

(s) “Incentive Stock Option” means an Option intended to qualify, and which actually qualifies, as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t) “Inside Director” means a Director who is also an Employee.

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(u) “Nonstatutory Stock Option” means an Option that by its terms does not qualify, is not intended to qualify, or in fact does not qualify, as an Incentive Stock Option.

(v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w) “Option” means a stock option granted pursuant to the Plan.

(x) “Outside Director” means a Director who is not an Employee.

(y)“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z)“Participant” means the holder of an outstanding Award. All Officers, Employees, Directors and Consultants are eligible to receive Awards as Participants; provided, however, that Outside Directors may not receive Incentive Stock Options.

(aa) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(bb) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares, or other securities or a combination of the foregoing pursuant to Section 10.

(cc) “Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(dd) “Plan” means this Catheter Precision, Inc. 2023 Equity Incentive Plan.

(ee) Reserved.

(ff) “Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(gg) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(hh) “Rule 16b-3” means Rule 16b-3 under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii) “Section 16(b)” means Section 16(b) of the Exchange Act.

(jj) “Section 409A” means Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time, or any state law equivalent.

(kk) “Securities Act” means the Securities Act of 1933, as amended.

(ll) “Service Provider” means an Employee, Director, or Consultant.

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(mm) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(nn) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(oo) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(pp) “Trading Day” means a day that the primary stock exchange, national market system, or other trading platform, as applicable, upon which the Common Stock is listed is open for trading.

3. Stock Subject to the Plan.

(a)

Shares of Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan and the automatic increase set forth in Section 3(b) and 3(c) below, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan, shall be 2,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)

Automatic Share Reserve Increase. Subject to the provisions of Section 13 of the Plan, the number of Shares available for issuance under the Plan will be increased quarterly on the first day of each Fiscal Quarter (each an “Adjustment Date”) beginning with the fiscal quarter commencing September 1,2023 by an amount equal to the lesser of: (i) 10% of the number equal to the number of shares of Common Stock outstanding on the applicable Adjustment Date less the number of shares of Common Stock outstanding at the beginning of the fiscal quarter immediately preceding the Adjustment Date, but if such number is a negative number, then the increase will be zero; or (ii) such lesser number of Shares as may be determined by the Board.

(c)

Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units, or Performance Shares, is forfeited to, or repurchased by, the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights, the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares, or Performance Units are repurchased by the Company or are forfeited to the Company due to failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, the cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b).

(d)	Share Reserve. The Company, at all times during the term of this Plan, will reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

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4. Administration of the Plan.

	(a)	Procedure.

(i)

Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan; provided, however, that absent Board action to the contrary, the Compensation Committee of the Board shall be the Administrator of the Plan.

(iv)

Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(v)

Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee designated by the Board, which Committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion, to:

(i)	determine the Fair Market Value with respect to any Award;

(ii)	select the Service Providers to whom Awards may be granted hereunder;

(iii)	determine the number of Shares to be covered by each Award granted hereunder;

(iv)	approve forms of Award Agreement for use under the Plan;

(v)

determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. The terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

( ) subject to Section 22 below, institute and determine the terms and conditions of an Exchange Program;

(i) prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;

(ii) construe and interpret the terms of the Plan and Awards granted under the Plan;

(iii) modify or amend each Award (subject to Section 18(c) of the Plan), including without limitation the discretionary authority to extend the post-termination exercisability period of Awards; provided, however, that in no event will the term of an Option or Stock Appreciation Right be extended beyond its original maximum term;

(iv) allow Participants to satisfy tax withholding obligations in a manner prescribed in Section 14 of the Plan;

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(v) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(vi) temporarily suspend the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes;

(vii) allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to the Participant under an Award; and

(viii) make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a)

Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)

Stock Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)

Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(d)

Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e)	Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option

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(A)

granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)

granted to any Service Provider other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per

Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the

Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised. (iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(f) Exercise of Option.

(i)

Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (1) a notice of exercise (in accordance with the procedures that the Administrator may specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with any applicable tax withholdings). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

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Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)

Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the cessation of the Participant’s Service Provider status as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of cessation of the Participant’s Service Provider status (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following cessation of the Participant’s Service Provider status. Unless otherwise provided by the Administrator, if on the date of cessation of the Participant’s Service Provider status the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after cessation of the Participant’s Service Provider status, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(ix) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of cessation of the Participant’s Service Provider status (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following cessation of the Participant’s Service Provider status. Unless otherwise provided by the Administrator, if on the date of cessation of the Participant’s Service Provider status the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after cessation of the Participant’s Service Provider status, the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)

Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s death. Unless otherwise provided by the Administrator, if at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)	Tolling Expiration. A Participant’s Award Agreement may also provide that:

(1)

if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b); or

(2)

if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of thirty (30) days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

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7. Stock Appreciation Rights.

(a)

Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)	Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c)

Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d)

Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)

Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date as determined by the Administrator, in its sole discretion, and set forth in the Award

Agreement. Notwithstanding the foregoing, the rules of Section 6(d) relating to the term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined as the product of:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; and

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon exercise of a Stock Appreciation Right may be in cash, in Shares of equivalent value, or in some combination of both.

8. Restricted Stock.

(a)

Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)

Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify any Period of Restriction or provide that there are no restrictions, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

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(c)

Transferability. Except as provided in this Section 8 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of any applicable Period of Restriction.

(d)	Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)

Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of any applicable Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)

Voting Rights. During any applicable Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)

Dividends and Other Distributions. During any applicable Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)

Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Restricted Stock Units.

(a)

Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)

Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(c)

Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)

Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units only in cash, Shares, or a combination of both.

(e)	Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f)

Dividends and Other Distributions. During any applicable vesting period, Service Providers holding Restricted Stock Units may be entitled to receive all dividends and other distributions paid with respect to the Shares underlying the Restricted Stock Units, but only to the extent the Administrator so provides in the applicable Award Agreement. Unless otherwise determined by the Administrator, all such dividends or distributions will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which they were paid.

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10. Performance Units and Performance Shares.

(a)

Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)

Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)

Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)

Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)

Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period), or in a combination thereof.

(f)

Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g)

Dividends and Other Distributions. During any applicable vesting period, holders of Performance Units/Shares may be entitled to receive all dividends and other distributions paid with respect to the Shares underlying the Performance Units/Shares, but only to the extent the Administrator so provides in the applicable Award Agreement. Unless otherwise determined by the Administrator, all such dividends or distributions will be subject to the same restrictions on transferability and forfeitability as the Performance Units/Shares with respect to which they were paid.

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11. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence (except, for the avoidance of doubt, periods of legally protected leave of absence pursuant to applicable law). A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will proportionately adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and the numerical Share limits in Section 3 of the Plan.

(b) Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part, prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 13(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.

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In the event that the successor corporation does not assume or substitute for the Award (or portions thereof), the Participant will fully vest in and have the right to exercise the Participant’s outstanding Option and Stock Appreciation Right (or portions thereof) that is not assumed or substituted for, including Shares as to which such Award would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units (or portions thereof) not assumed or substituted for will lapse, and, with respect to such Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, if an Option or Stock Appreciation Right (or portions thereof) is not assumed or substituted for in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that such Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this subsection (c) to the contrary, and unless otherwise provided in an Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this subsection (c) to the contrary, if a payment under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement or other written agreement related to the Award does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that otherwise is accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

(d) Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable.

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14. Tax.

(a)

Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company (or any of its Subsidiaries, Parents, or affiliates employing or retaining the services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Subsidiaries, Parents, or affiliates, as applicable), an amount sufficient to satisfy U.S. federal, state, and local, non-U.S., and other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)

Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, check, or other cash equivalents; (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion; (iii) delivering to the Company already owned Shares having a fair market value equal to the statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion; (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld; or (v) any combination of the foregoing methods of payment. The withholding amount will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c)

Compliance with Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Subsidiaries or Parents have any obligation or liability under the terms of this Plan to reimburse, indemnify, or hold harmless any Participant or any other person in respect of Awards, for any taxes, interest, or penalties imposed, or other costs incurred, as a result of Section 409A.

15. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

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16. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17. Term of Plan. The Plan will become effective upon its approval by the stockholders of the Company in the manner and to the degree required under Applicable Laws (the “Effective Date”), and will continue in effect for a term of ten (10) years from the date of such approval, unless terminated earlier under Section 18 of the Plan.

18. Amendment and Termination of the Plan.

(a)	Amendment and Termination. The Administrator, or if there shall be no Administrator, the Board, at any time, may amend, alter, suspend, or terminate the Plan.

(b)	Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)

Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19. Conditions upon Issuance of Shares.

(a)

Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)

Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non-U.S. law, or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification, or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

21. Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award will be subject to the Company’s clawback policy as may be established and/or amended from time to time to comply with Applicable Laws (including without limitation pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed, or as may be required by the Dodd-Frank Wall Street Reform and Consumer Protection Act) (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return, or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws. Unless this Section 21 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.

22.       No Repricing. Except in connection with a corporate transaction involving the Company (which term includes, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares) or as otherwise contemplated by Section 13 above, the Company may not, without obtaining stockholder approval, (A) amend the terms of outstanding Options or Stock Appreciation Rights to reduce the exercise price or base value of such Options or Stock Appreciation Rights, (B) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights that have an exercise price or base value that is less than the exercise price or base value of the original Options or Stock Appreciation Rights, or (C) cancel outstanding Options or Stock Appreciation Rights that have an exercise price or base value greater than the Fair Market Value of a share of Stock on the date of such cancellation in exchange for cash or other consideration.

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